UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2010

Annual Report

Legg Mason

Western Asset

Managed Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Managed Municipals Fund

Fund objective

The Fund seeks to maximize current interest income, that is excluded from gross income for regular federal income tax purposes, to the extent consistent with prudent investment management and the preservation of capital*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Managed Municipals Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Managed Municipals Fund for the twelve-month reporting period ended February 28, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

Legg Mason Western Asset Managed Municipals Fund	III

Investment commentary

Economic review

While the U.S. economy was weak during much of the first half of the twelve-month reporting period ended February 28, 2010, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through February 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004. Manufacturing then took a modest step backward in February as the PMI was 56.5.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of February 2010, there was an 8.6 month supply of unsold homes, up from a 7.8 month supply the prior month. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009, 7.2% in January 2010 and 0.6% in February. December’s decline was not surprising, given sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s and February’s sales declines were disappointing.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January, where it also remained at the end of February. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

Compared to the last three months of 2008, which were characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, the twelve-month period ended February 28, 2010 was largely a return to more normal conditions and increased investor risk appetite.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratev in a range of 0 to 1/4 percent during each of its eight meetings during the period. At its meeting in March 2010 (subsequent to the close of the reporting period), the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV	Legg Mason Western Asset Managed Municipals Fund

Investment commentary (cont’d)

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Fixed-income market review

In sharp contrast to the fourth quarter of 2008 and early 2009, when investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, investor risk aversion abated during the reporting period. Toward the beginning of the period, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence. In a stunning turnaround from 2008, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields remained relatively low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 1.00% and 3.02%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.81% and 3.61%, respectively. In contrast to their shorter-term counterparts, longer-term Treasury yields moved higher over the reporting period due to fears of inflation given the government’s massive stimulus program.

The municipal bond market outperformed its taxable bond counterpart over the twelve months ended February 28, 2010. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 9.98% and 9.32%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax. The Fund focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities, at the time of purchase, from one to over thirty years. The Fund invests primarily in investment grade bonds, but can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities that the managers determine to be of equivalent quality.

The Fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended February 28, 2010, the fixed-income market largely recovered from the financial crisis in 2008 and returned to more normal conditions. This was the result of a variety of factors, including the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, improving economic conditions and increased investor risk appetite.

The yields on two- and ten-year Treasuries began the reporting period at 1.00% and 3.02%, respectively. Treasury yields initially moved higher (and their prices lower) as economic data improved and investor confidence rose. After peaking in early June at 1.42% and 3.98%, respectively, two- and ten-year yields generally declined during the remainder of the reporting period given mixed economic news. At the end of the period, two- and ten-year Treasury yields were 0.81% and 3.61%, respectively. Overall, shorter-term yields declined over the fiscal year, in part because of the Fed’s repeated statements that the federal funds rateiii would remain low “for an extended period.” In contrast, longer-term yields moved higher given concerns for future inflation.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, triggering a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was robust demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The spread sectors then continued to rally during most of the remainder of the reporting period. In sharp contrast to 2008 when Treasuries were the performance leaders, the spread sectors handily outperformed Treasuries during the fiscal year.

Municipal bonds generated strong results during the reporting period. When the period began, there was continued uncertainty in the municipal market given heightened risk aversion, downgrades of monoline bond insurers, the seizing auction rate preferred market and forced selling by highly leveraged investors into illiquid markets. In addition, there were fears that the recession would negatively impact municipalities, as they would generate less tax revenues.

Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields. All told, the Barclays Capital Municipal Bond Indexiv returned 9.98% during the twelve months ended February 28, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexv, returned 9.32%.

2	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its minimal exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades.

In contrast, we continued to emphasize essential service revenue bonds and, within this area, we made several tactical adjustments during the reporting period. We increased the Fund’s exposure to Special Tax Obligation, Health Care and Transportation bonds, as we continued to find them to be attractively valued. In contrast, we reduced the Fund’s exposure to Industrial Revenue bonds during the period. We also allowed the Fund’s exposure to the Pre-refundedvi sector to fall. In both cases, these reductions were instituted in order to pursue more attractive opportunities.

The Fund had a modest short position in U.S. Treasury futures during a portion of the reporting period. This modestly contributed to the Fund’s performance.

Performance review

For the twelve months ended February 28, 2010, Class A shares of Legg Mason Western Asset Managed Municipals Fund, excluding sales charges, returned 16.13%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 9.98% for the same period. The Lipper General Municipal Debt Funds Category Average1 returned 12.74% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 28, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Managed Municipals Fund:
Class 1[2]	5.33%	16.34%
Class A	5.24%	16.13%
Class B	4.87%	15.47%
Class C	4.95%	15.49%
Class I	5.24%	16.30%
Barclays Capital Municipal Bond Index	4.13%	9.98%
Lipper General Municipal Debt Funds Category Average[1]	4.80%	12.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2010 for Class 1, A, B, C and I shares were 4.83%, 4.47%, 4.06%, 4.10% and 4.76%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class 1, A, B, C and I shares would have been 4.67%, 4.47%, 4.06%, 4.10% and 4.76%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 28, 2009, as amended November 25, 2009, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.65%, 0.67%, 1.23%, 1.22% and 0.49%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 256 funds for the six-month period and among the 244 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	3

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were our overweight and security selection in the Industrial Revenue sector. Within the sector, the Fund’s gas prepayvii securities significantly contributed to performance. These securities, which are backed by certain broker/dealers, had performed poorly during much of 2008 given the turmoil in the financial markets. However, as a number of broker/dealers changed their status to bank holding companies and government initiatives such as the Troubled Asset Relief Program (“TARP”) added confidence in the financial system, gas prepay securities rebounded sharply.

The Fund’s longer duration than that of the benchmark was also a significant contributor. This duration strategy positively impacted performance as municipal yields declined over the period. The Fund’s yield curveviii positioning was also beneficial. In particular, the Fund was rewarded for its underweight to the two-year portion of the curve and its overweight to securities with 20+ year maturities, as longer-term rates fell more than their shorter-term counterparts.

Elsewhere, an overweight to the strong-performing Health Care sector and an underweight to State and Local GOs enhanced the Fund’s performance.

Q. What were the leading detractors from performance?

A. Looking at the fiscal year as a whole, the Fund’s portfolio was neutral from a credit quality perspective versus the benchmark. Had the Fund increased its exposure to lower-quality securities, it would have boosted its relative performance even further. However, given the ongoing economic and fiscal challenges in the U.S., we did not believe that assuming more risk for the portfolio was appropriate.

Thank you for your investment in Legg Mason Western Asset Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 16, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vii

Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2010 and February 28, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2009 and held for the six months ended February 28, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.33%	$1,000.00	$1,053.30	0.49%	$2.49
Class A	5.24	1,000.00	1,052.40	0.64	3.26
Class B	4.87	1,000.00	1,048.70	1.22	6.20
Class C	4.95	1,000.00	1,049.50	1.20	6.10
Class I	5.24	1,000.00	1,052.40	0.50	2.54

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.00%	$1,000.00	$1,022.36	0.49%	$2.46
Class A	5.00	1,000.00	1,021.62	0.64	3.21
Class B	5.00	1,000.00	1,018.74	1.22	6.11
Class C	5.00	1,000.00	1,018.84	1.20	6.01
Class I	5.00	1,000.00	1,022.32	0.50	2.51

[1]	For the six months ended February 28, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/10	16.34%	16.13%	15.47%	15.49%	16.30%
Five Years Ended 2/28/10	5.26	5.18	4.62	4.61	5.35
Ten Years Ended 2/28/10	N/A	6.02	5.58	5.44	6.20
Inception* through 2/28/10	5.38	8.44	5.95	5.76	5.76

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/10	16.34%	11.19%	10.97%	14.49%	16.30%
Five Years Ended 2/28/10	4.24	4.27	4.45	4.61	5.35
Ten Years Ended 2/28/10	N/A	5.56	5.58	5.44	6.20
Inception* through 2/28/10	4.84	8.28	5.95	5.76	5.76

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 9/12/00 through 2/28/10)	64.16%
Class A (2/29/00 through 2/28/10)	79.37
Class B (2/29/00 through 2/28/10)	72.11
Class C (2/29/00 through 2/28/10)	69.77
Class I (2/29/00 through 2/28/10)	82.44

Historical performance

Value of $10,000 invested

Class A, B, C and I Shares of Legg Mason Western Asset Managed Municipals Fund vs. Barclays Capital Municipal Bond Index and Lipper General Municipal Debt Funds Category Average† — February 2000 - February 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 4.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	The inception dates for Class 1, A, B, C and I shares are September 12, 2000, March 4, 1981, November 6, 1992, November 9, 1994 and April 4, 1995, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Western Asset Managed Municipals Fund on February 29, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2010. The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	7

Schedule of investments

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.6%
Alabama — 0.6%
Birmingham, AL, Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s Hospital, AGC	6.000%	6/1/39	$4,000,000	$4,314,360
Birmingham, AL, Waterworks Board, Water Revenue:
AGC	5.125%	1/1/34	5,000,000	5,199,400
AGC	5.250%	1/1/39	10,000,000	10,459,200
Huntsville, AL, Solid Waste Disposal Authority & Resources Recovery Revenue, Refunding, NATL	5.500%	10/1/13	4,940,000	5,026,648	(a)
Mobile, AL, IDB, Environment Improvement Revenue, International Paper Co. Project	6.450%	5/15/19	1,000,000	1,011,560	(a)
Southeast Alabama Gas District, Alabama General System Revenue, AMBAC	5.625%	6/1/25	4,000,000	4,132,840	(b)
Total Alabama				30,144,008
Alaska — 0.6%
Alaska Housing Finance Corp., Home Mortgage Revenue	5.500%	12/1/38	21,920,000	22,657,389
Alaska Housing Finance Corp., Home Mortgage Revenue	5.350%	12/1/39	5,000,000	5,075,250
Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport	8.125%	5/1/31	2,500,000	2,229,775	(a)
Total Alaska				29,962,414
Arizona — 2.2%
Arizona Agricultural Improvement & Power District, Electric System Revenue, Salt River Project	5.000%	1/1/31	2,500,000	2,568,100
Arizona Health Facilities Authority Revenue, Catholic Healthcare West	6.625%	7/1/20	3,000,000	3,093,000	(b)
Greater Arizona Development Authority, Infrastructure Revenue:
Pinal County Road Project, NATL	5.000%	8/1/18	3,520,000	3,814,448
Pinal County Road Project, NATL	5.000%	8/1/20	2,895,000	3,077,385
Maricopa County, AZ, IDA, Hospital Facilities Revenue, Samaritan Health Services, NATL	7.000%	12/1/16	500,000	617,405	(c)
Maricopa County, AZ, IDA, MFH Revenue, Refunding Bonds, FHA, GNMA-Collateralized	6.000%	10/20/31	2,450,000	2,596,583
Phoenix, AZ, Civic Improvement Corp. Wastewater System Revenue, NATL/FGIC	5.000%	7/1/24	1,000,000	1,020,160
Pima County, AZ, IDA, Industrial Revenue Refunding, AGM	7.250%	7/15/10	45,000	45,013
Pima County, AZ, USD, No. 1 Tucson, NATL/FGIC	7.500%	7/1/10	1,000,000	1,023,060
Prescott Valley, AZ, Improvement District, Special Assessment, Sewer Collection System and Roadway Repair	7.900%	1/1/12	40,000	41,339
Salt Verde, AZ, Financial Corp. Gas Revenue	5.500%	12/1/29	13,275,000	12,839,447
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	15,750,000	13,994,820
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	60,000,000	51,259,200
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	12,000,000	11,340,720
Tucson, AZ, IDA, Lease Revenue, University of Arizona/Marshall Foundation, AMBAC	5.000%	7/15/22	1,000,000	1,015,990
University of Arizona, COP:
AMBAC	5.000%	6/1/28	5,435,000	5,545,385
Unrefunded Balance, University of Arizona Project, AMBAC	5.000%	6/1/19	130,000	134,566
Unrefunded Balance, University of Arizona Project, AMBAC	5.000%	6/1/20	60,000	61,871
Total Arizona				114,088,492
California — 17.0%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Refunding Children’s Hospital & Research	5.000%	12/1/37	6,400,000	5,708,096

See Notes to Financial Statements.

8	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Sharp Healthcare	6.250%	8/1/39	$10,000,000	$10,492,200
Anaheim, CA, Public Financing Authority Revenue, Electric Systems Distribution	5.250%	10/1/39	6,000,000	6,004,020
Barona, CA, Band of Mission Indians, GO	8.250%	1/1/20	5,000,000	5,030,950
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	5.000%	4/1/34	15,000,000	15,262,350
San Francisco Bay Area	5.125%	4/1/39	82,155,000	83,976,376
Brea, CA, RDA, Refunding, Tax Allocation, Redevelopment Project AB, AMBAC	5.000%	8/1/23	4,180,000	4,033,282
California EFA Revenue	5.625%	7/1/23	500,000	410,080
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/34	14,000,000	13,233,080
Cedars-Sinai Medical Center	5.000%	8/15/39	60,000,000	55,977,600
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	7,000,000	6,380,290	(a)
Home Mortgage	5.000%	2/1/28	10,000,000	9,074,100	(a)
Home Mortgage	4.700%	8/1/36	8,500,000	6,798,300	(a)
Home Mortgage	5.500%	8/1/38	10,000,000	10,155,800
Home Mortgage	5.600%	8/1/38	12,500,000	11,437,375	(a)
Home Mortgage	5.500%	8/1/42	4,755,000	4,799,507	(a)
California Infrastructure & Economic Development Bank Revenue, Los Angeles County Department of Public Social Services, AMBAC	5.750%	9/1/23	2,100,000	2,139,018
California State Department of Veteran Affairs, Home Purchase Revenue, AMBAC	5.300%	12/1/21	4,875,000	5,016,375
California State Department of Water Resources, Water Revenue, AGM	5.125%	12/1/24	3,645,000	3,835,378
California State University Revenue, Systemwide	5.500%	11/1/39	10,000,000	10,259,700
California Statewide CDA Health Facility Revenue, Community Hospital of Monterey Peninsula, AGM	5.250%	6/1/23	1,810,000	1,893,242
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/31	8,550,000	8,677,994
Enloe Medical Center, CMI	5.750%	8/15/38	10,000,000	9,821,100
FHA, Methodist Hospital Project	6.750%	2/1/38	9,600,000	10,848,384
John Muir Health	5.125%	7/1/39	7,280,000	6,845,093
St. Joseph Hospital, FGIC	5.750%	7/1/47	20,000,000	20,570,800
Castaic Lake Water Agency, COP, Revenue, NATL	5.250%	8/1/23	14,300,000	14,630,759
Cucamonga County, CA, Water District, COP, NATL/FGIC	5.125%	9/1/31	3,655,000	3,685,154
El Dorado, CA, Irrigation District, COP, AGC	5.750%	8/1/39	10,000,000	10,417,500
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	6.750%	6/1/39	24,000,000	28,233,840	(b)
Imperial Irrigation District Electric Revenue	5.000%	11/1/33	7,500,000	7,557,225
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	27,800,000	27,884,790
Inglewood, CA, Public Financing Authority Revenue, Refunding, AMBAC	5.250%	8/1/21	3,000,000	3,063,750
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase	5.500%	11/15/37	6,730,000	6,452,724
Los Angeles, CA, Convention & Exhibition Center Authority Lease Revenue	5.125%	8/15/22	11,615,000	12,346,861
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	9,000,000	9,104,040
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/34	16,250,000	16,947,937
Los Angeles, CA, Water & Power Revenue:
Power Systems, AGM	5.000%	7/1/23	1,500,000	1,595,250
Power Systems, AGM	5.000%	7/1/26	7,850,000	8,171,379
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	11,000,000	11,630,080

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	9

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	$22,760,000	$23,268,914
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	15,000,000	16,853,700
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	65,000,000	68,630,900
Modesto, CA, Irrigation District, COP:
Capital Improvements	6.000%	10/1/39	15,000,000	15,814,500
Capital Improvements, AGM	5.000%	7/1/20	1,535,000	1,571,794
Capital Improvements, AGM	5.000%	7/1/21	2,210,000	2,261,007
Capital Improvements, AGM	5.000%	7/1/22	1,680,000	1,715,784
Novato, CA, USD, NATL/FGIC	5.000%	8/1/26	10,785,000	11,081,156
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	10,400,100
Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, NATL	5.000%	2/1/27	3,000,000	2,641,020
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	5,000,000	4,741,800
Sacramento County, CA, Airport System Revenue:
PFC/Grant	6.000%	7/1/35	24,360,000	25,377,517
PFC/Grant	6.000%	7/1/39	29,130,000	30,208,101
Sacramento, CA, Area Flood Control Agency:
Consolidated Capital Assessment District, BHAC	5.500%	10/1/28	4,500,000	4,944,735
Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	15,000,000	16,057,050
Sacramento, CA, MUD Electric Revenue, NATL	5.000%	8/15/33	5,000,000	4,905,100
San Bernardino County, CA, COP:
Arrowhead Project	5.125%	8/1/24	30,000,000	30,098,700
Arrowhead Project	5.250%	8/1/26	5,000,000	4,956,350
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/27	7,695,000	8,154,238
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/28	2,735,000	2,874,786
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.250%	5/15/34	11,475,000	12,002,276
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.250%	5/15/39	7,965,000	8,264,484
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	34,000,000	34,022,100
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Refunding, NATL/FGIC	5.125%	5/1/26	16,675,000	16,764,378
San Francisco, CA, City & County, COP:
Multiple Capital Improvement Projects	5.000%	4/1/25	2,475,000	2,560,709
Multiple Capital Improvement Projects	5.250%	4/1/26	1,435,000	1,500,278
Multiple Capital Improvement Projects	5.250%	4/1/31	2,500,000	2,523,250
San Bruno Jail No. 3, AMBAC	5.250%	10/1/20	3,000,000	3,001,440
San Bruno Jail No. 3, AMBAC	5.250%	10/1/26	5,000,000	5,053,950
University of California Revenues:
AMBAC	5.000%	5/15/23	4,000,000	4,276,280
AMBAC	5.000%	5/15/24	3,750,000	3,979,425
AMBAC	5.000%	5/15/26	4,000,000	4,176,240
Total California				875,083,841
Colorado — 1.9%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School, Bromley East Project	7.250%	9/15/30	1,000,000	1,102,160	(b)
Unrefunded, University of Denver Project, NATL/FGIC	5.250%	3/1/23	1,190,000	1,263,375

See Notes to Financial Statements.

10	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	6.250%	10/1/33	$9,250,000	$10,163,160
Health Facility Authority, AGM	5.250%	3/1/36	20,000,000	20,000,000
Parkview Medical Center Inc. Project	6.500%	9/1/20	1,000,000	1,085,290	(b)
Parkview Medical Center Inc. Project	5.000%	9/1/37	5,000,000	4,519,950
Poudre Valley Health Care	5.000%	3/1/25	500,000	500,215
Colorado Springs, CO, Hospital Revenue	6.250%	12/15/33	11,000,000	11,685,080
Colorado Water Resource & Power Development Authority, NATL/FGIC	5.375%	11/1/20	2,180,000	2,278,928
Denver, CO, City & County, COP, AMBAC	5.750%	12/1/17	6,655,000	6,996,069	(b)
E-470 Public Highway Authority Revenue, CO, NATL	5.500%	9/1/24	8,900,000	8,864,845
Golden, CO, Sales & Use Tax Revenue, Improvement, AMBAC	5.100%	12/1/20	2,000,000	2,047,440
Highlands Ranch Metropolitan:
GO, District No. 2, AGM	6.500%	6/15/10	525,000	534,424	(c)
GO, District No. 2, AGM	6.500%	6/15/10	475,000	483,403
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	23,000,000	25,407,870
Pueblo County, CO, School District No. 60, GO, NATL/FGIC	5.250%	12/15/20	500,000	561,120	(b)
University of Colorado Hospital Authority Revenue	5.600%	11/15/21	1,000,000	1,078,920	(b)
Total Colorado				98,572,249
Connecticut — 0.6%
Connecticut State Development Authority, Airport Facilities Revenue, Signature Flight Co. Project, Guaranty Agreement	6.625%	12/1/14	1,520,000	1,417,050	(a)
Connecticut State HFA:
Housing Mortgage Finance Program	4.850%	11/15/23	7,150,000	7,384,520
Housing Mortgage Finance Program	5.875%	11/15/33	5,995,000	6,444,025
Housing Mortgage Finance Program	6.000%	11/15/38	2,390,000	2,555,006
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.700%	9/1/12	2,000,000	1,221,200	(d)
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.750%	9/1/18	6,500,000	3,754,920	(d)
South Central Connecticut Regional Water Authority, Water System Revenue, AMBAC	5.375%	8/1/30	7,920,000	8,167,104	(b)
Total Connecticut				30,943,825
Delaware — 0.6%
Delaware State Housing Authority Revenue, Single-Family Mortgage	5.450%	7/1/39	21,395,000	22,057,389
New Castle County, DE, GO	5.000%	7/15/33	3,240,000	3,480,214
New Castle County, DE, GO	5.000%	7/15/39	3,575,000	3,811,200
Total Delaware				29,348,803
District of Columbia — 0.3%
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.000%	10/1/39	8,000,000	8,060,240
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.250%	10/1/44	8,500,000	8,718,365
Total District of Columbia				16,778,605
Florida — 10.6%
Bonita Springs, FL, Vasari Capital Improvement	6.950%	5/1/32	2,470,000	2,555,091	(b)
Bonnet Creek Resort Community Development District	7.375%	5/1/34	4,265,000	3,448,679
Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project	6.050%	11/15/16	860,000	988,097	(c)
Brevard County, FL, Health Facilities Authority, Health Care Facilities Revenue, Health First Inc. Project	7.000%	4/1/39	10,000,000	10,970,200
Broward County, FL, Port Facilities Revenue	5.500%	9/1/29	4,500,000	4,668,435

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	11

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Capital Projects Finance Authority, FL, Student Housing Revenue, Capital Projects Loan Program, Florida University	7.850%	8/15/31	$6,000,000	$6,372,960	(b)
Capital Region Community Development District, Capital Improvement	6.850%	5/1/31	865,000	824,146
Capital Region Community Development District, Capital Improvement	6.700%	5/1/32	920,000	929,513
Capital Trust Agency Revenue, Seminole Tribe Convention	8.950%	10/1/33	4,000,000	4,831,400	(b)(d)
Century Parc Community Development District, Special Assessment	7.000%	11/1/31	3,585,000	3,517,996
Citizens Property Insurance Corp., FL, Senior Secured High Act	6.000%	6/1/17	3,100,000	3,398,561
Clay County, FL, School Board, COP, Master Lease Program, NATL	5.750%	7/1/22	2,000,000	2,056,600	(b)
Clearwater MFH Revenue, Refunding, Rent Housing Drew Gardens Project, FHA	6.500%	10/1/25	295,000	295,015
Clearwater, FL, Water & Sewer Revenue	5.125%	12/1/32	1,555,000	1,595,072
Clearwater, FL, Water & Sewer Revenue	5.250%	12/1/39	5,500,000	5,596,085
Collier County, FL, Health Facilities Authority, Moorings Inc. Project	11.000%	12/1/10	280,000	302,036	(c)
Collier County, FL, Water-Sewer, Refunding, Water Revenue, AMBAC	8.875%	5/1/12	60,000	65,167	(c)
Dade County, FL, IDR, Miami Cerebral Palsy Services Project	8.000%	6/1/22	1,970,000	1,828,180
Escambia County, FL, Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC	5.950%	7/1/20	180,000	188,033
Escambia County, FL, Utilities Systems Revenue:
NATL	9.750%	6/1/12	180,000	199,778	(c)
NATL/FGIC	6.250%	1/1/15	3,000,000	3,293,520
Florida Housing Finance Corp. Revenue:
Homeowner Mortgage, GNMA/FNMA/FHLMC	5.450%	7/1/33	10,170,000	10,589,716
Homeowner Mortgage, GNMA/FNMA/FHLMC	6.375%	7/1/38	9,645,000	10,381,974
Homeowner Mortgage, GNMA/FNMA/FHLMC	5.500%	7/1/39	14,140,000	14,666,432
Florida Municipal Loan Council Revenue:
NATL	5.250%	11/1/18	1,625,000	1,722,484
NATL	5.250%	11/1/20	1,805,000	1,894,384
Florida State Board of Education	5.250%	6/1/19	3,220,000	3,396,005
Florida State Board of Education, Capital Outlay, GO, Public Education, NATL/FGIC	5.000%	6/1/19	3,000,000	3,153,210
Florida State Broward County Expressway Authority	10.000%	7/1/14	1,050,000	1,248,061	(c)
Florida State Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, AMBAC	5.000%	9/1/21	1,000,000	1,079,530
Florida State Municipal Power Agency Revenue, AGM	5.000%	10/1/31	10,000,000	10,230,700
Gainesville, FL, Utilities Systems Revenue	8.125%	10/1/14	1,290,000	1,444,090	(c)
Highlands County, FL, Health Facilities Authority Revenue:
Adventist Health Systems	6.000%	11/15/25	1,750,000	1,969,975	(b)
Adventist Health Systems	5.875%	11/15/29	2,750,000	3,181,392	(b)
Adventist/Sunbelt Inc.	6.000%	11/15/31	3,000,000	3,281,130	(b)
Hillsborough County, FL:
IDA Revenue, National Gypsum Convention	7.125%	4/1/30	6,000,000	4,183,680	(a)
Utility Revenue, Refunding Bonds, NATL	9.875%	12/1/11	690,000	765,093	(c)
Jacksonville, FL, Health Facilities Authority Revenue, Brooks Health System	5.250%	11/1/38	9,250,000	8,891,840
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, NATL	5.250%	10/1/21	2,000,000	2,093,360
JEA District, FL, Electric System Revenue	5.125%	10/1/37	7,500,000	7,593,675
Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC	9.750%	10/1/13	145,000	169,553	(c)
Lakeland, FL, Electric & Water Revenue, Refunding, NATL	5.000%	10/1/18	5,100,000	5,157,375

See Notes to Financial Statements.

12	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Lee County, FL, HFA, Brittany Phase II Project, FNMA-Collateralized	6.100%	12/1/20	$1,355,000	$1,372,466	(a)(e)
Lee County, FL, Justice Center, Improvement Revenue Bonds, NATL	11.125%	1/1/11	460,000	499,910	(c)
Martin County, FL, IDA Revenue:
Indiantown Cogeneration Project	7.875%	12/15/25	15,000,000	15,797,850	(a)
Indiantown Cogeneration Project	8.050%	12/15/25	6,010,000	6,427,274	(a)
Mediterra North Community Development District	6.800%	5/1/31	2,265,000	2,234,740
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	20,000,000	19,777,800
Miami International Airport	5.500%	10/1/36	8,450,000	8,518,445
Miami International Airport	5.500%	10/1/41	26,570,000	26,686,377
Miami International Airport	5.375%	10/1/41	13,000,000	12,872,600
Miami International Airport, AGM	5.000%	10/1/41	44,085,000	43,668,397
Miami International Airport, NATL/FGIC	5.550%	10/1/13	250,000	256,937	(a)
Miami-Dade County, FL, EFA Revenue, University of Miami	5.500%	4/1/38	10,000,000	10,092,000
Miami-Dade County, FL, HFA, Home Ownership Mortgage, GNMA/FNMA Collateralized	6.375%	4/1/33	230,000	242,448	(a)
Miami-Dade County, FL, School Board, COP:
AGC	5.000%	2/1/27	7,000,000	7,327,600
AGC	5.250%	2/1/27	5,500,000	5,879,005
Miami-Dade County, FL, Stormwater, NATL	5.000%	4/1/28	2,250,000	2,282,130
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.375%	10/1/23	6,500,000	6,628,895
Orlando Health Inc.	5.125%	10/1/26	6,000,000	6,010,980
Orlando Regional Healthcare System, AGM	5.000%	12/1/32	13,000,000	12,654,460
Southern Adventist Hospital, Adventist Health Systems	6.500%	11/15/30	3,000,000	3,158,790	(b)
Orange County, FL, School Board, COP:
AGC	5.500%	8/1/34	37,000,000	39,900,060
AMBAC	5.500%	8/1/25	25,250,000	25,668,140
Orange County, FL, Tourist Development Tax Revenue, Refunding, AMBAC	5.000%	10/1/21	2,000,000	2,084,820
Orlando, FL, State Sales Tax Payments Revenue	5.000%	2/1/38	5,000,000	5,058,400
Orlando, FL, Tourist Development Tax Revenue, AGC	5.500%	11/1/38	58,270,000	60,476,685
Orlando, FL, Urban Community Development, Capital Improvement	6.950%	5/1/33	885,000	954,083	(b)
Orlando, FL, Utilities Commission, Water & Electric Revenue, Refunding	5.000%	10/1/23	2,740,000	2,901,496
Osceola County, FL, IDA, Community Provider Pooled Loan Program, AGM	7.750%	7/1/10	6,000	6,002
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	1,525,000	1,770,098	(c)
Palm Coast, FL, Utilities Systems Revenue, NATL	5.000%	10/1/27	2,100,000	2,130,114
Panther Trace, FL, Community Development, Special Assessment	7.250%	5/1/33	2,325,000	2,591,026	(b)
Pasco County, FL, HFA, Housing Pasco Woods Apartments Project	5.700%	8/1/19	455,000	457,821	(a)
Polk County, FL, Utilities Systems Revenue, NATL/FGIC	5.000%	10/1/24	2,025,000	2,072,142
Port St. Lucie, FL, South Lennard Special Assessment	7.125%	9/1/21	1,900,000	1,907,049
Renaissance Community Development District, Florida Capital Improvement Revenue	7.000%	5/1/33	845,000	793,514
Reunion East Community Development District, Special Assessment	7.375%	5/1/33	5,955,000	4,331,250
Rivercrest Community Development District	7.000%	5/1/32	1,395,000	1,511,985	(b)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	1,085,000	652,378

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	13

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Sarasota County, FL, Public Hospital Board Revenue:
Refunding, Sarasota Memorial Hospital, NATL	5.250%	7/1/24	$5,000,000	$5,242,250
Refunding, Sarasota Memorial Hospital, NATL	5.500%	7/1/28	3,485,000	3,718,356
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital Project	5.625%	7/1/39	8,500,000	8,725,760
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	4,400,000	3,964,796	(d)
South Lake County, FL, Hospital District, South Lake Hospital Inc.	6.000%	10/1/22	2,000,000	2,012,400
St. Lucie West, FL, Services District, Special Assessment Revenue, Port St. Lucie, Refunding, Senior Lien, Water Management Benefit, NATL	5.250%	5/1/25	2,000,000	1,887,960
Sunrise, FL, Utilities Systems Revenue, Refunding, AMBAC	5.200%	10/1/22	3,000,000	3,270,600
Tamarac, FL, Water & Sewer Utilities Revenue, AMBAC	9.250%	10/1/10	55,000	57,673	(c)
Tampa, FL, Sales Tax Revenue, AMBAC	5.375%	10/1/21	1,000,000	1,036,570
Tampa, FL, Sports Authority Revenue:
GTD Parking Tampa Bay Arena Project, NATL	6.050%	10/1/20	500,000	543,320
GTD Parking Tampa Bay Arena Project, NATL	6.100%	10/1/26	1,000,000	1,127,050
Tampa, FL, Water & Sewer Revenue	6.900%	10/1/16	2,025,000	2,319,455	(c)
University of Central Florida, Athletics Association Inc., NATL/FGIC	5.250%	10/1/34	1,000,000	965,170
Village Center Community Development District:
Florida Recreational Revenue, NATL	5.200%	11/1/25	1,100,000	966,592
Utility Revenue, NATL	5.250%	10/1/23	1,000,000	998,030
Waterchase Community Development District	6.700%	5/1/32	1,030,000	1,108,651	(b)
West Orange Healthcare District, FL	5.650%	2/1/22	2,000,000	2,032,060
West Orange Healthcare District, FL	5.800%	2/1/31	2,000,000	2,009,920
West Palm Beach, FL, IDR, AMBAC	11.375%	6/1/11	90,000	96,960	(c)
Westcoast Regional Water Supply Authority, Hillsborough County Project, AMBAC	10.400%	10/1/13	675,000	712,267	(b)
Total Florida				545,470,230
Georgia — 5.1%
Acworth Housing Authority Revenue, Wingate Falls Apartments Project, LIQ-FHLMC	6.125%	3/1/17	330,000	332,432	(a)
Albany-Dougherty Inner City Authority, COP, Public Purpose Project, AMBAC	5.625%	1/1/16	1,000,000	1,005,690
Association County Commissioners of Georgia Leasing Program COP, Unrefunded Balance, Public Purpose Project, AMBAC	5.625%	7/1/20	335,000	340,950
Atlanta Development Authority Student Housing Revenue, ADA/CAU Partners Inc., ACA	6.250%	7/1/24	1,000,000	758,460
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/34	50,000,000	53,123,500
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	53,800,000	56,953,218
Atlanta, GA, Water & Wastewater Revenue:
NATL	5.500%	11/1/27	1,000,000	1,064,110
NATL/FGIC	5.500%	11/1/19	1,000,000	1,132,880
Bulloch County, GA, Development Authority, Student Housing Lease Revenue, Georgia Southern University Project, AMBAC	5.000%	8/1/22	1,000,000	1,034,130
Burke County, GA, Development Authority, PCR:
Oglethorpe Power Corp.	7.000%	1/1/23	5,000,000	5,885,200
Oglethorpe Power Corp., Vogtle Project	5.500%	1/1/33	18,000,000	18,848,700
Oglethorpe Power Corp., Vogtle Project, BHAC	5.700%	1/1/43	16,785,000	17,974,553
Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, NATL	5.625%	10/1/26	1,000,000	1,103,000

See Notes to Financial Statements.

14	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Columbia County, GA, Water & Sewer Revenue, NATL/FGIC	5.500%	6/1/25	$1,000,000	$1,005,200
Columbus, GA, Medical Center Hospital Authority Revenue, Certificates of Anticipation	7.750%	7/1/10	205,000	210,096	(c)
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS:
Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	14,800,000	15,072,320
Children’s Health Care of Atlanta Inc.	5.250%	11/15/39	5,535,000	5,614,372
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	20,000,000	22,035,400
East Point, GA, Building Authority Revenue, AGM, zero coupon bond	0.000%	2/1/20	2,000,000	1,128,520
Fulton County, GA, Facilities Corp., COP, Fulton County Public Purpose Project, AMBAC	5.500%	11/1/18	1,000,000	1,044,640	(b)
Fulton County, GA, Water & Sewer Revenue, FGIC	6.375%	1/1/14	245,000	274,564	(c)
Georgia Municipal Electric Authority:
Power Revenue, AMBAC	7.250%	1/1/24	500,000	651,895
Power System Revenue	6.500%	1/1/12	655,000	708,350
Georgia Private Colleges & Universities Authority Revenue:
Mercer University Project	5.250%	10/1/20	2,000,000	1,921,460
Mercer University Project	5.750%	10/1/31	9,785,000	10,750,877	(b)
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation II LLC Project	5.500%	6/15/39	15,000,000	15,595,500
Lawrenceville Housing Authority, MFH Revenue, Knollwood Park Apartments Project, FNMA-Collateralized	6.250%	6/1/15	960,000	963,110	(a)(e)
Main Street Natural Gas Inc., GA:
Gas Project Revenue	5.000%	3/15/22	10,000,000	9,866,500
Gas Project Revenue	5.500%	9/15/26	10,000,000	9,787,400
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Refunding, AMBAC	6.250%	7/1/20	250,000	287,993
Milledgeville, GA, Water & Sewer Revenue, AGM	6.000%	12/1/21	500,000	617,545
Monroe County, GA, Development Authority, PCR, Oglethorpe Power Corp. Scherer Project	6.800%	1/1/12	500,000	545,780
Private Colleges & Universities Authority Revenue:
Mercer Housing Corp. Project	6.000%	6/1/31	2,000,000	1,768,220
Mercer University Project	5.750%	10/1/21	500,000	549,355	(b)
Richmond County, GA, Development Authority, Environmental Improvement Revenue, International Paper Company Project	6.250%	2/1/25	2,000,000	2,015,680	(a)
Savannah, GA, EDA, PCR, Union Camp Corp. Project	6.150%	3/1/17	500,000	544,655
Savannah, GA, EDA, Student Housing Revenue, University Financing Foundation Project, ACA	6.750%	11/15/20	1,000,000	1,062,060	(b)
Ware County Hospital Authority, Revenue Anticipation Certificates, NATL	5.500%	3/1/21	1,175,000	1,182,720
Total Georgia				264,761,035
Hawaii — 0.1%
Hawaii State Airports Systems Revenue, Refunding, NATL/FGIC	5.750%	7/1/21	2,500,000	2,538,675
Hawaii State Department of Budget & Finance, Hawaiian Electric Co. Inc., NATL	5.650%	10/1/27	960,000	962,410	(a)
Total Hawaii				3,501,085
Illinois — 2.3%
Chicago, IL, Metropolitan Water Reclamation District, Greater Chicago, GO, Capital Improvement Bonds	7.000%	1/1/11	180,000	190,040	(c)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	15

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, O’Hare International Airport, Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	$1,250,000	$1,326,388	(a)
Chicago, IL, Single-Family Mortgage Revenue, FHLMC/FNMA/GNMA-Collateralized	7.000%	3/1/32	45,000	47,840	(a)
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.500%	11/1/38	18,500,000	20,347,965
Alexian, AGM	5.500%	1/1/28	30,500,000	32,360,805
Edward Hospital, AMBAC	5.500%	2/1/40	4,000,000	3,976,520
Illinois Rush University Medical Center	6.625%	11/1/39	28,025,000	29,996,839
Memorial Health System	5.500%	4/1/39	12,000,000	11,882,040
Illinois Finance Authority, Student Housing Revenue, Refunding, Educational Advancement Fund Inc.	5.250%	5/1/34	2,180,000	1,795,012
Illinois Finance Authority, Water Facility Revenue, American Water Capital Corp. Project	5.250%	10/1/39	3,150,000	3,121,807
Illinois Health Facilities Authority Revenue:
Methodist Medical Center of Illinois Project	9.000%	10/1/10	115,000	120,771	(c)
Passavant Memorial Area Hospital	6.000%	10/1/24	1,500,000	1,563,840	(b)
Illinois Housing Development Authority, MFH Revenue, GNMA-Collateralized	5.750%	12/20/32	1,830,000	1,956,050
Illinois State COP, Department of Central Management Services, NATL	5.650%	7/1/17	2,750,000	2,765,840
Illinois State GO:
NATL/FGIC	6.100%	1/1/20	1,500,000	1,503,435
NATL/FGIC	5.125%	2/1/22	4,000,000	4,119,040
Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion, NATL	5.500%	6/15/23	1,000,000	1,075,590
Regional Transportation Authority, NATL/FGIC	7.750%	6/1/20	1,045,000	1,345,636
Total Illinois				119,495,458
Indiana — 1.1%
Indiana Health Facilities Financing Authority, Hospital Revenue	6.375%	8/1/31	2,275,000	2,473,403	(b)
Indiana Health Facilities Financing Authority, Hospital Revenue	6.375%	8/1/31	725,000	737,956
Indiana Municipal Power Agency Power Supply Systems Revenue	5.625%	1/1/28	4,000,000	4,361,080
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/29	2,000,000	2,184,900
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/34	10,000,000	10,349,000
Indianapolis, IN, Gas Utility Revenue, AGC	5.250%	8/15/26	9,290,000	9,815,163
Indianapolis, IN, Local Public Improvement Bond Bank	6.750%	2/1/14	3,110,000	3,443,485	(c)
North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project	7.125%	7/1/22	2,000,000	900,000	(f)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	20,000,000	21,425,000
Total Indiana				55,689,987
Iowa — 0.8%
Iowa Finance Authority Revenue:
Catholic Health Initiatives	6.000%	12/1/18	3,000,000	3,045,300
Health Care Facilities, Genesis Medical Center	6.250%	7/1/25	3,000,000	3,017,580
Iowa Finance Authority, Health Facilities Revenue:
AGC	5.250%	8/15/29	5,500,000	5,758,445
AGC	5.625%	8/15/37	12,500,000	13,295,250
Iowa Health System, AGC	5.250%	2/15/29	15,000,000	15,278,400
Total Iowa				40,394,975

See Notes to Financial Statements.

16	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 0.1%
Kansas State DFA Revenue, Public Water Supply Revolving Loan, AMBAC	5.625%	4/1/23	$2,575,000	$2,655,623	(b)
Overland Park, KS, Development Corp. Revenue, First Tier	7.375%	1/1/32	1,000,000	1,067,110	(b)
Wyandotte County, Kansas City, KS, School District No. 204, Bonner Springs, Unrefunded Balance, AGM	5.600%	9/1/20	555,000	561,644
Total Kansas				4,284,377
Kentucky — 2.1%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue:
Baptist Healthcare Systems	5.375%	8/15/24	4,000,000	4,308,400
Baptist Healthcare Systems	5.625%	8/15/27	2,000,000	2,152,460
Owensboro Medical Health Systems	6.375%	6/1/40	10,000,000	9,965,500	(g)
Kentucky Economic Development Finance Authority Revenue:
Louisville Arena Project, AGC	6.000%	12/1/33	9,000,000	9,823,410
Louisville Arena Project, AGC	6.000%	12/1/38	5,000,000	5,418,300
Louisville Arena Project, AGC	6.000%	12/1/42	7,500,000	8,063,925
Kentucky Housing Corp., Housing Revenue	5.375%	7/1/33	2,000,000	2,074,160
Kentucky Housing Corp., Housing Revenue	5.450%	7/1/38	4,655,000	4,816,389
Kentucky Infrastructure Authority	5.000%	6/1/19	1,200,000	1,222,992
Kentucky Infrastructure Authority	5.000%	6/1/20	1,250,000	1,268,750
Louisville & Jefferson County, KY, Metro Government Health Facilities Revenue, Jewish Hospital St. Mary’s Healthcare	6.125%	2/1/37	45,000,000	46,869,750
Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	9,750,000	9,411,187
Owen County, KY, Waterworks System Revenue, American Water Capital Corp.	5.625%	9/1/39	1,000,000	1,024,000
Total Kentucky				106,419,223
Louisiana — 0.2%
East Baton Rouge, LA, Sewer Commission Revenue	5.250%	2/1/34	2,500,000	2,613,875
Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, GNMA-Collateralized	6.500%	6/20/37	1,000,000	1,058,930
Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC	6.125%	6/1/25	5,000,000	5,517,850
Rapides, LA, Finance Authority, Environmental Improvement Revenue, International Paper Co. Project	6.550%	11/15/23	1,000,000	1,009,450	(a)
Total Louisiana				10,200,105
Maine — 0.1%
University of Maine System Revenue, AMBAC	5.500%	3/1/30	3,385,000	3,414,077	(b)
Maryland — 1.8%
Maryland State Community Development Administration, Department of Housing & Community Development	5.375%	9/1/39	3,000,000	3,085,440
Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene Program	7.750%	3/1/25	1,800,000	1,808,838
Maryland State Economic Development Corp., EDR:
Transportation Facilities Project	5.375%	6/1/25	7,500,000	7,593,075
Transportation Facilities Project	5.750%	6/1/35	16,000,000	16,346,240
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health System Inc.	5.000%	7/1/28	5,000,000	5,029,300
Anne Arundel Health System Inc.	5.000%	7/1/32	1,500,000	1,472,190
Anne Arundel Health System Inc.	5.000%	7/1/40	2,500,000	2,427,650

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	17

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Anne Arundel Health System Inc.	6.750%	7/1/39	$7,500,000	$8,558,400
The Johns Hopkins Hospital Issue	5.000%	11/15/24	5,000,000	5,705,050	(b)
University of Maryland Medical System	5.000%	7/1/34	9,000,000	8,936,730
University of Maryland Medical System	5.125%	7/1/39	12,725,000	12,676,136
Washington County Hospital	5.750%	1/1/33	6,000,000	5,931,840
Washington County Hospital	5.750%	1/1/38	2,280,000	2,224,186
Montgomery County, MD, Housing Opportunities Commission Revenue	5.650%	11/1/33	12,980,000	13,178,983
Total Maryland				94,974,058
Massachusetts — 3.9%
Massachusetts Bay Transportation Authority, Sales Tax Revenue	5.500%	7/1/30	3,235,000	3,291,580	(b)
Massachusetts State DFA Revenue:
Boston University	5.600%	10/1/35	8,700,000	9,181,197
Boston University	5.700%	10/1/40	13,105,000	13,765,361
May Institute Issue Inc., Radian	5.750%	9/1/29	1,000,000	846,560
Merrimack College Issue, NATL	5.000%	7/1/22	1,000,000	941,070
Visual & Performing Arts Project	6.000%	8/1/21	2,200,000	2,523,884
Massachusetts State HEFA Revenue:
Berklee College of Music	5.000%	10/1/32	5,000,000	5,009,150
Berkshire Health Systems, Radian	5.700%	10/1/25	1,000,000	1,003,370
Caregroup Inc.	5.000%	7/1/28	2,000,000	1,917,840
Caregroup Inc., NATL	5.375%	2/1/26	1,750,000	1,763,458
Caregroup Inc., NATL	5.375%	2/1/27	1,000,000	1,004,310
Caregroup Inc., NATL	5.375%	2/1/28	1,500,000	1,495,650
Caritas Christi Obligation	6.750%	7/1/16	3,000,000	3,131,070
Harvard University	5.000%	7/15/22	15,000,000	16,009,650
New England Medical Center, FGIC	5.000%	5/15/22	4,805,000	4,327,527
New England Medical Center, FGIC	5.000%	5/15/22	195,000	212,868	(b)
Suffolk University	5.750%	7/1/39	33,000,000	33,592,680
University of Massachusetts Lowell Campus, FGIC	5.250%	10/1/31	5,030,000	5,379,384	(b)
University of Massachusetts Memorial Health Care Inc.	6.625%	7/1/32	1,250,000	1,265,088
University of Massachusetts Project, NATL	5.250%	10/1/31	9,000,000	9,910,350	(b)
University of Massachusetts Worcester Campus, FGIC	5.250%	10/1/31	5,000,000	5,347,300	(b)
University of Massachusetts Worcester Campus, NATL/FGIC	5.125%	10/1/20	1,055,000	1,080,246
University of Massachusetts Worcester Campus, NATL/FGIC	5.125%	10/1/21	765,000	781,417
University of Massachusetts Worcester Campus, NATL/FGIC	5.125%	10/1/22	885,000	903,992
University of Massachusetts Worcester Campus, NATL/FGIC	5.125%	10/1/23	660,000	673,048
Massachusetts State Housing Finance Agency:
Housing Revenue, Single-Family Housing	5.350%	12/1/33	10,000,000	10,342,500
Housing Revenue, Single-Family Housing	5.400%	6/1/39	5,000,000	5,140,150
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	5,000,000	5,536,150
Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA	6.500%	8/1/37	760,000	781,105
Massachusetts State Special Obligation Dedicated Tax Revenue, NATL/FGIC	5.500%	1/1/34	50,000,000	54,187,000
Massachusetts State Water Pollution Abatement Trust, Pool Program, Unrefunded Balance	5.250%	8/1/28	245,000	256,816
Total Massachusetts				201,601,771

See Notes to Financial Statements.

18	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 3.1%
Byron Center, MI, Public Schools, GO, Q-SBLF	5.000%	5/1/22	$4,000,000	$4,121,320
Detroit, MI, Water Supply System Revenue:
AGM	5.000%	7/1/34	9,000,000	8,644,500
AGM	6.250%	7/1/36	10,000,000	10,798,100
Grand Rapids, MI, Water Supply:
Refunding, NATL/FGIC	5.250%	1/1/17	1,000,000	1,019,950
Refunding, NATL/FGIC	5.250%	1/1/18	3,500,000	3,563,455
Lake Superior, MI, State University Revenue, AMBAC	5.500%	11/15/21	1,000,000	1,038,220
Michigan State Building Authority Revenue:
Facilities Program	5.125%	10/15/33	16,500,000	16,630,020
Facilities Program	6.000%	10/15/38	20,500,000	22,384,360
Michigan State COP, AMBAC	5.500%	6/1/27	5,530,000	5,600,065	(b)
Michigan State Hospital Finance Authority Revenue:
McLaren Health Care Corp.	5.750%	5/15/38	17,750,000	17,528,657
Trinity Health	5.375%	12/1/30	21,250,000	21,499,050
Michigan State Housing Development Authority, Rental Housing Revenue	5.375%	10/1/29	1,660,000	1,703,625
Michigan State Housing Development Authority, Rental Housing Revenue	5.625%	10/1/34	2,500,000	2,575,625
Michigan State Housing Development Authority, Rental Housing Revenue	5.700%	10/1/39	3,115,000	3,199,852
Michigan State Housing Development Authority, Rental Housing Revenue, AMBAC	6.350%	10/1/35	3,240,000	3,468,517	(a)
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison	5.500%	8/1/16	4,000,000	4,273,240	(e)
Midland, MI, GO:
AMBAC	5.150%	5/1/18	1,000,000	1,003,350
AMBAC	5.200%	5/1/19	1,030,000	1,033,595
AMBAC	5.250%	5/1/21	1,340,000	1,344,811
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	24,000,000	28,502,880
Total Michigan				159,933,192
Minnesota — 1.0%
Columbia Heights, MN, MFH Revenue, Crest View, GNMA-Collateralized	6.625%	4/20/43	1,485,000	1,741,890	(b)
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	2,500,000	2,512,950
Eden Prairie, MN, MFH Revenue:
Rolling Hills Project, GNMA-Collateralized	6.150%	8/20/31	1,000,000	1,063,640
Rolling Hills Project, GNMA-Collateralized	6.200%	2/20/43	1,000,000	1,062,490
Elk River, MN, ISD No. 728, GO:
NATL	5.375%	2/1/20	9,500,000	9,918,665
NATL	5.500%	2/1/21	4,250,000	4,442,100
Minneapolis, MN, Hospital Revenue, St. Mary’s Hospital & Rehabilitation	10.000%	6/1/13	345,000	399,306	(c)
Minnesota State Higher EFA Revenue, University of St. Thomas	5.000%	10/1/39	2,500,000	2,488,425
St. Cloud, MN, Health Care Revenue, Centracare Health System	5.125%	5/1/30	7,750,000	7,715,668
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue:
Allina Health System	5.250%	11/15/28	10,960,000	11,058,640
Allina Health System	5.250%	11/15/29	7,000,000	7,025,830
Total Minnesota				49,429,604
Mississippi — 0.1%
Adams County, MS, Environmental Improvement Revenue, Refunding Bonds, International Paper Co. Project	6.800%	8/1/24	1,700,000	1,721,658	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	19

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Mississippi — continued
Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhouser Co. Project	6.800%	4/1/22	$3,000,000	$3,301,650
Total Mississippi				5,023,308
Missouri — 1.9%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.625%	8/1/38	8,500,000	8,547,600
Kansas City, MO, IDA Revenue:
AMBAC	5.000%	12/1/17	2,105,000	2,320,468
AMBAC	5.000%	12/1/20	4,500,000	4,865,355
Mehlville, MO, School District North Route 9, COP, Missouri Capital Improvement Project, AGM	5.000%	9/1/19	1,750,000	1,822,380
Missouri Joint Municipal Electric Utility Commission Power Project Revenue:
Iatan Second Project	5.750%	1/1/29	5,000,000	5,322,200
Iatan Second Project	6.000%	1/1/39	20,000,000	21,090,600
Missouri State Development Finance Board Infrastructure Facilities Revenue, Independence Events Center	6.250%	4/1/38	7,000,000	7,186,480
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	30,000,000	30,546,900
Lake Regional Health System Project	5.600%	2/15/25	2,000,000	2,013,280
North Kansas City, MO, Hospital Revenue:
North Kansas City Hospital, AGM	5.000%	11/15/23	1,000,000	1,026,740
North Kansas City Hospital, AGM	5.000%	11/15/24	900,000	921,897
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	10,345,000	10,754,869
Poplar Bluff, MO, Public Building Corp. Leasehold Revenue, NATL	5.250%	9/1/22	1,000,000	1,048,770
Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC	5.000%	3/1/24	1,500,000	1,583,775
Total Missouri				99,051,314
Montana — 0.5%
Montana State Board of Housing, Single-Family Program	5.500%	12/1/39	2,380,000	2,461,015
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	30,785,000	25,337,594	(a)
Total Montana				27,798,609
Nebraska — 0.3%
Douglas County, NE, Hospital Authority No. 2, Archbishop Bergan Mercy Hospital	9.500%	7/1/10	160,000	164,566	(c)
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/23	9,970,000	10,505,190
Omaha Convention Hotel Corp., Nebraska Revenue, Refunding, Convention Center 1st Tier, AMBAC	5.000%	2/1/20	2,710,000	2,904,253
Total Nebraska				13,574,009
Nevada — 0.9%
Clark County, NV, Airport Revenue, AMBAC	5.000%	7/1/40	11,365,000	10,721,855
Henderson, NV, Health Care Facility Revenue, Catholic West	6.750%	7/1/20	3,000,000	3,088,930	(b)
Reno, NV, Hospital Revenue:
Renown Regional Medical Center Project	5.250%	6/1/41	10,000,000	9,076,200
Washoe Medical Center, AGM	5.500%	6/1/39	19,350,000	19,360,836
Washoe Medical Center, AGM	5.250%	6/1/40	7,500,000	7,077,150
Total Nevada				49,324,971

See Notes to Financial Statements.

20	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Hampshire — 0.4%
Manchester, NH, General Airport Revenue	5.250%	1/1/30	$5,000,000	$4,915,000
New Hampshire HEFA Revenue:
Healthcare System, Covenant Health System	6.125%	7/1/31	1,000,000	1,101,040	(b)
Healthcare System, Covenant Health System	5.500%	7/1/34	2,000,000	1,997,160
New Hampshire College	7.500%	1/1/31	1,000,000	1,065,520	(b)
University Systems of New Hampshire, AMBAC	5.375%	7/1/20	1,000,000	1,060,210
New Hampshire State HFA, Single-Family Mortgage Revenue	5.550%	7/1/33	5,655,000	5,913,603
New Hampshire State HFA, Single-Family Mortgage Revenue	5.600%	1/1/38	4,775,000	4,980,325
Total New Hampshire				21,032,858
New Jersey — 7.3%
Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, NATL, FHA	5.650%	1/1/15	715,000	715,565
New Jersey EDA Revenue:
School Facilities Construction	5.000%	12/15/27	9,230,000	9,583,509
School Facilities Construction	5.250%	12/15/33	12,500,000	12,935,375
New Jersey Health Care Facilities Financing Authority Revenue:
Robert Wood Johnson University Hospital	5.500%	7/1/14	2,280,000	2,296,872
Robert Wood Johnson University Hospital	5.600%	7/1/15	1,000,000	1,007,190
Robert Wood Johnson University Hospital	5.700%	7/1/20	2,045,000	2,053,364
St. Peter’s University Hospital	6.875%	7/1/30	1,500,000	1,505,490
Trinitas Hospital Obligation Group	7.400%	7/1/20	2,000,000	2,064,000	(b)
Trinitas Hospital Obligation Group	5.250%	7/1/30	13,050,000	11,053,872
New Jersey State EDA, First Mortgage Revenue, The Presbyterian Home at Montgomery Project	6.375%	11/1/31	2,000,000	1,682,120
New Jersey State EDA, Motor Vehicle Revenue, Motor Vehicle Surcharges, NATL	5.250%	7/1/31	1,000,000	1,008,770
New Jersey State EDA Revenue:
Refunding	6.875%	1/1/37	13,110,000	10,706,544	(a)
Refunding, Gloucester Marine Project	6.625%	1/1/37	12,000,000	10,320,000
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	11,030,000	10,575,785	(a)(h)
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	7,255,000	7,666,939
Richard Stockton College	5.375%	7/1/38	5,000,000	5,205,550
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	10,430,000	10,992,177
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.500%	6/1/27	25,905,000	27,244,029
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	4.750%	12/1/29	8,000,000	8,118,000
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	5,000,000	5,308,500
New Jersey State Higher Education Assistance Authority, Student Loan Revenue:
AGC	5.875%	6/1/21	20,000,000	21,518,400	(a)
Student Loan, AGC	6.125%	6/1/30	54,000,000	57,720,060	(a)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.500%	10/1/38	18,590,000	19,978,115

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	21

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Transportation Trust Fund Authority:
Transportation System, zero coupon bond	0.000%	12/15/28	$49,000,000	$16,528,680
Transportation System, zero coupon bond	0.000%	12/15/29	56,875,000	18,002,644
Transportation System, zero coupon bond	0.000%	12/15/31	113,705,000	31,436,021
Transportation System, zero coupon bond	0.000%	12/15/33	24,925,000	6,025,619
Transportation System, zero coupon bond	0.000%	12/15/34	25,000,000	5,679,750
New Jersey State Transportation Trust Fund Authority Transportation System	5.875%	12/15/38	30,000,000	33,169,500
New Jersey State Transportation Trust Fund Authority Transportation System, NATL	6.000%	12/15/19	2,000,000	2,192,780	(b)
New Jersey State, Turnpike Authority Revenue	5.000%	1/1/36	8,000,000	8,206,160
New Jersey State, Turnpike Authority Revenue	5.250%	1/1/40	11,000,000	11,440,330
South Jersey Port Corp. New Jersey Revenue, Refunding	5.000%	1/1/23	2,200,000	2,273,612
Total New Jersey				376,215,322
New Mexico — 0.6%
New Mexico Mortgage Finance Authority:
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.250%	9/1/34	1,985,000	2,060,053
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.450%	3/1/36	4,990,000	5,169,340
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.850%	7/1/39	5,850,000	6,012,513	(a)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	6.375%	8/1/32	15,000,000	16,596,600
Total New Mexico				29,838,506
New York — 4.1%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	31,000,000	32,017,110
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	56,335,000	56,968,205
Goldman Sachs Headquarters	5.500%	10/1/37	10,000,000	10,185,500
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	22,000,000	24,629,000
MTA of New York, Dedicated Tax Fund, FGIC	5.250%	11/15/23	5,130,000	5,541,016	(b)
MTA of New York Revenue	6.500%	11/15/28	10,000,000	11,441,400
MTA of New York Service Contract, Refunding, NATL/FGIC	5.000%	7/1/22	7,500,000	7,858,650
New York City, NY, HDC, MFH Revenue	4.900%	11/1/34	7,745,000	7,795,652
New York City, NY, HDC, MFH Revenue, GNMA-Collateralized, FHA	5.100%	11/1/24	5,000,000	5,103,050
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.500%	2/15/23	4,000,000	4,339,840
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	6.000%	6/15/33	5,000,000	5,132,350	(b)
Water & Sewer System Revenue, Unrefunded Balance	6.000%	6/15/33	3,000,000	3,074,040
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/31	6,000,000	6,137,700
New York City, NY, TFA, Building Aid Revenue	5.125%	1/15/33	6,000,000	6,226,920
New York State Dormitory Authority Lease Revenue:
State University Dormitory Facilities	6.000%	7/1/14	250,000	257,263	(b)
State University Dormitory Facilities	5.375%	7/1/18	2,000,000	2,218,440	(b)
New York State Dormitory Authority Revenue	7.500%	5/15/11	710,000	744,623
New York State Dormitory Authority Revenue, Department of Education	5.000%	7/1/24	2,660,000	2,728,442
New York State Thruway Authority, Highway & Bridge Transportation Fund, FGIC	5.400%	4/1/17	2,305,000	2,337,385	(b)

See Notes to Financial Statements.

22	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Thruway Authority, Highway & Bridge, Transportation Fund, FGIC	5.600%	4/1/20	$5,950,000	$6,034,549	(b)
Orange County, NY, IDA, Civic Facilities Revenue:
Arden Hill Life Care Center Project	7.000%	8/1/21	1,000,000	911,360
Arden Hill Life Care Center Project	7.000%	8/1/31	1,000,000	855,720
Port Authority of New York & New Jersey, Special Obligation Revenue 5th Installment, Special Project	6.750%	10/1/19	1,250,000	1,098,812	(a)
Rensselaer County, NY, IDA, Civic Facility Revenue, Rensselaer Polytechnic Institute	5.000%	3/1/26	5,715,000	5,939,714
Tobacco Settlement Financing Corp., Asset-Backed Revenue, AMBAC	5.250%	6/1/22	1,600,000	1,697,200
Total New York				211,273,941
North Carolina — 1.1%
Charlotte, NC, Governmental Facilities Projects:
COP	5.250%	6/1/23	3,500,000	3,724,840
COP	5.000%	6/1/24	3,000,000	3,160,290
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
Carolinas Healthcare	5.250%	1/15/34	13,400,000	13,781,766
Carolinas Healthcare	5.250%	1/15/39	23,000,000	23,472,420
Dare County, NC, COP, AMBAC	5.375%	6/1/15	1,145,000	1,218,097
Monroe, NC, COP, AGC	5.500%	3/1/39	1,000,000	1,046,180
North Carolina Eastern Municipal Power Agency, Power System Revenue	6.000%	1/1/26	1,310,000	1,692,756	(b)
North Carolina Turnpike Authority, Triangle Expressway System Revenue, AGC	5.750%	1/1/39	9,000,000	9,456,660
Total North Carolina				57,553,009
North Dakota — 0.0%
Burleigh County, ND, Health Care Revenue, MedCenter One Inc., NATL	5.250%	5/1/13	700,000	700,952
Ohio — 2.1%
Clermont County, OH, Hospital Facilities Revenue:
Refunding, Mercy Health Systems, AMBAC	5.625%	9/1/16	3,415,000	3,420,669
Refunding, Mercy Health Systems, AMBAC	5.625%	9/1/21	1,000,000	1,001,210
Cleveland, OH, State University, NATL/FGIC	5.000%	6/1/19	1,210,000	1,313,092
Cleveland, OH, Waterworks Revenue:
First Mortgage, NATL, Unrefunded Balance	5.625%	1/1/13	20,000	20,003
First Mortgage, NATL, Unrefunded Balance	5.700%	1/1/14	15,000	15,002
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	3,000,000	3,043,230
Cuyahoga County, OH, Hospital Revenue:
Refunding & Improvement, MetroHealth System Project, NATL	5.625%	2/15/17	1,000,000	1,000,190
Refunding, MetroHealth System, NATL	5.250%	2/15/19	5,935,000	5,936,187
Erie County, OH, Garbage Refuse Landfill Improvement, AGM	5.250%	12/1/24	3,290,000	3,519,083
Franklin County, OH, Mortgage Revenue, Villas at St. Therese, GNMA-Collateralized	5.900%	6/20/39	1,000,000	1,015,030
Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA	6.600%	8/1/25	810,000	814,034
Green Springs, OH, Health Care Facilities Revenue, St. Francis Health Care Center Project	7.125%	5/15/25	129,716	65	(f)
Greene County, OH, Sewer Systems Revenue, Government Enterprise, AMBAC	5.625%	12/1/25	5,400,000	5,669,622	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	23

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, NATL/FGIC	5.000%	5/15/24	$2,515,000	$2,531,851
Hamilton County, OH, Sales Tax Revenue:
AMBAC	5.250%	12/1/18	640,000	652,352
AMBAC	5.250%	12/1/19	2,880,000	2,985,926	(b)
AMBAC	5.250%	12/1/19	730,000	743,162
AMBAC	5.250%	12/1/32	2,570,000	2,580,974
Lakewood, OH, GO, AMBAC	5.250%	12/1/21	2,000,000	2,162,580	(b)
Lorain County, OH, Hospital Revenue, Catholic Healthcare	5.500%	10/1/17	1,000,000	1,037,100
Lucas County, OH, Hospital Revenue:
Promedica Healthcare Obligation Group, AMBAC	5.375%	11/15/23	10,000,000	10,088,800
Promedica Healthcare Obligation Group, AMBAC	5.375%	11/15/29	9,550,000	9,582,183
Mason, OH, COP:
Municipal Facilities Project, NATL	5.000%	12/1/17	1,025,000	1,059,543
Municipal Facilities Project, NATL	5.000%	12/1/18	1,075,000	1,107,153
Municipal Facilities Project, NATL	5.000%	12/1/19	1,080,000	1,110,078
Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,400,000	1,525,888
New Albany, OH, Community Authority, Community Facilities Revenue:
AMBAC	5.125%	10/1/21	2,700,000	2,771,280
AMBAC	5.200%	10/1/24	5,500,000	5,611,430
Ohio State Air Quality Development Authority Revenue, FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	10,500,000	11,554,515	(e)
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, GNMA/FNMA/FHLMC-Collateralized	5.400%	9/1/33	1,600,000	1,661,792
Ohio State Water Development Authority Revenue, Refunding, Safe Water Service	9.375%	12/1/10	290,000	309,552	(c)
Steubenville, OH, Hospital Facilities Revenue, Refunding & Improvement, Trinity Health System Obligated Group	6.500%	10/1/30	7,410,000	7,677,205	(b)
University of Cincinnati, OH, General Receipts:
NATL/FGIC	5.000%	6/1/20	2,000,000	2,054,280
NATL/FGIC	5.000%	6/1/21	2,500,000	2,564,775
Warrensville Heights, OH, City School District, GO, School Improvement, FGIC	5.750%	12/1/24	3,250,000	3,403,952	(b)
Waterloo, OH, Local School District, GO:
Classroom Facilities Improvement, FGIC	5.125%	12/1/24	2,000,000	2,141,920	(b)
Classroom Facilities Improvement, FGIC, State Aid Withholding	5.125%	12/1/21	3,000,000	3,212,880	(b)
Total Ohio				106,898,588
Oklahoma — 0.2%
Oklahoma State Municipal Power Authority, Power Supply System Revenue	6.000%	1/1/38	5,000,000	5,424,650
Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC	5.000%	7/1/23	1,500,000	1,567,635
Tulsa, OK, PFA, Lease Payment Revenue, Refunding Bonds, Assembly Center	6.600%	7/1/14	2,995,000	3,275,452
Woods County, OK, IDA, IDR, Refunding, Cargill Inc. Project	6.250%	10/1/14	1,000,000	1,003,040
Total Oklahoma				11,270,777
Oregon — 1.6%
Clackamas County, OR, Hospital Facilities Authority Revenue, Refunding, Legacy Health System	5.750%	5/1/15	2,000,000	2,074,980

See Notes to Financial Statements.

24	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System	5.250%	5/1/21	$5,000,000	$5,078,150
Klamath Falls, OR, Inter Community Hospital Authority Revenue:
Merle West Medical Center	6.250%	9/1/31	625,000	716,094	(b)
Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	375,000	337,466
Multnomah County, OR, Hospital Facilities Authority Revenue:
Adventist Health	5.125%	9/1/40	7,425,000	7,396,562
Providence Health Systems	5.250%	10/1/16	1,000,000	1,091,520
Providence Health Systems	5.250%	10/1/20	1,000,000	1,060,800
Oregon Health & Sciences University Revenue	5.750%	7/1/39	17,100,000	18,468,855
Oregon State Department of Administrative Services:
COP	5.250%	5/1/39	1,900,000	1,985,576
Lottery Revenue, AGM	5.500%	4/1/18	2,000,000	2,203,360	(b)
Oregon State Facilities Authority Revenue, Samaritan Health Services	5.250%	10/1/40	25,750,000	25,598,848	(g)
Oregon State GO, Veterans Welfare	5.375%	12/1/31	3,150,000	3,177,626
Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America	6.650%	8/1/22	770,000	775,059	(a)
Portland, OR, Community College District	5.000%	6/1/18	2,885,000	3,049,560	(b)
Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project	7.250%	3/1/21	1,000,000	1,003,650	(a)
Washington County, OR, GO	5.000%	6/1/21	4,330,000	4,576,983	(b)
Washington County, OR, GO	5.125%	6/1/23	6,490,000	6,870,249	(b)
Total Oregon				85,465,338
Pennsylvania — 3.8%
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	1,500,000	1,221,810
Dauphin County, PA, IDA, Dauphin Consolidated Water Supply Co.	6.900%	6/1/24	2,400,000	2,759,472	(a)
Harrisburg, PA, Redevelopment Authority, First Mortgage Office Building	6.750%	5/15/25	1,940,000	2,134,388	(b)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,107,920
Lancaster County, PA, Hospital Authority Revenue, Health Center, Willow Valley Retirement Project	5.875%	6/1/31	1,000,000	1,000,790
Lancaster, PA, IDA Revenue, Garden Spot Village Project	7.625%	5/1/31	1,150,000	1,175,128	(b)
Lebanon County, PA, Health Facilities Authority Revenue, Hospital, Good Samaritan Hospital Project	5.800%	11/15/22	5,500,000	5,224,615
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	12,000,000	12,207,120
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	5,000,000	4,889,950
New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project	6.500%	6/1/25	1,000,000	928,730
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	19,000,000	20,153,870
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	6,000,000	6,402,660
Pennsylvania Housing Finance Agency, Single-Family Mortgage Revenue	5.400%	10/1/33	5,000,000	5,172,450
Pennsylvania Housing Finance Agency, Single-Family Mortgage Revenue	5.450%	10/1/38	12,000,000	12,401,640
Pennsylvania State Higher EFA Revenue:
Student Association Inc. Project	6.750%	9/1/32	985,000	937,021
UPMC Health Systems	6.000%	1/15/31	1,000,000	1,019,770

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	25

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Public School Building Authority Lease Revenue:
Philadelphia School District Project, AGM	5.000%	6/1/29	$17,270,000	$17,396,416
Philadelphia School District Project, AGM	5.000%	6/1/33	60,000,000	60,165,600
Pennsylvania State Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	7,000,000	7,569,590
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	3,000,000	3,062,130
Pennsylvania State Turnpike Commission Revenue	5.125%	12/1/40	25,000,000	25,275,250
Philadelphia, PA Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center	6.650%	12/1/19	1,025,000	1,277,765	(c)
Total Pennsylvania				196,484,085
Puerto Rico — 4.6%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project	6.700%	5/1/24	1,000,000	998,070
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc.	6.250%	6/1/26	200,000	151,122	(a)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	23,000,000	23,775,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.375%	8/1/39	84,000,000	84,027,720
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	130,000,000	129,797,200
Total Puerto Rico				238,749,212
Rhode Island — 0.3%
Providence, RI, RDA Revenue, Refunding Bonds, Public Safety Building Project, AMBAC	5.000%	4/1/24	3,270,000	3,310,777
Rhode Island State Economic Development Corp., Airport Revenue, FGIC	6.000%	7/1/28	3,000,000	3,086,340	(b)
Rhode Island State Economic Development Corp., Revenue, Providence Plaza Mall, Senior Notes, Radian	6.125%	7/1/20	3,400,000	3,309,764
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,460,000	6,048,697
Total Rhode Island				15,755,578
South Carolina — 0.3%
Piedmont, SC, Municipal Power Agency, Electric Revenue:
Refunding Bonds, FGIC	6.750%	1/1/20	565,000	741,896	(c)
Unrefunded Balance, NATL/FGIC	6.750%	1/1/20	670,000	817,856
Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project	6.100%	4/1/23	1,000,000	1,009,260	(a)
South Carolina Jobs — EDA Revenue:
Hospital Refunding & Improvement, AnMed Health Project, AGC	5.500%	2/1/38	7,000,000	7,264,180
Myrtle Beach Convention Center Hotel Project, NATL	5.250%	4/1/26	2,470,000	2,417,438
South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC	5.000%	10/1/23	960,000	1,023,849
Total South Carolina				13,274,479
South Dakota — 0.1%
South Dakota State, HEFA Revenue, Avera Health	5.500%	7/1/35	3,500,000	3,560,515
Tennessee — 2.2%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,250,000	1,362,400
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,000,000	1,999,840
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	8,360,000	8,369,948
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance	5.500%	7/1/36	9,100,000	8,913,359

See Notes to Financial Statements.

26	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Memphis-Shelby County, TN, Sports Authority Inc., Revenue:
Memphis Arena Projects, AMBAC	5.125%	11/1/21	$5,665,000	$6,308,771	(b)
Memphis Arena Projects, AMBAC	5.125%	11/1/22	6,915,000	7,700,820	(b)
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/21	1,565,000	1,563,623
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/22	8,900,000	8,844,375
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/22	5,000,000	5,009,050
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/23	1,500,000	1,488,675
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	18,370,000	18,299,643
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	5,040,000	4,989,600
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/26	39,355,000	38,421,893
Total Tennessee				113,271,997
Texas — 5.0%
Bexar County, TX, Health Facilities Development Corp., Revenue, Army Retirement Residence Project	6.300%	7/1/32	1,500,000	1,697,475	(b)
Bexar County, TX, Housing Finance Corp., MFH Revenue, Waters at Northern Hills Apartments, NATL	6.050%	8/1/36	1,000,000	626,440
Brazos River, TX, Harbor Navigation District:
BASF Corp. Project	6.750%	2/1/12	2,000,000	2,000,000
Brazoria County Environmental, Dow Chemical Co. Project	5.950%	5/15/33	27,500,000	27,538,775	(a)(h)
Brazoria County Environmental, Dow Chemical Co. Project	6.625%	5/15/33	5,000,000	5,106,650	(a)
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	4,970,000	3,575,865	(a)
El Paso County, TX, Housing Finance Corp., MFH Revenue:
American Village Communities	6.375%	12/1/32	3,000,000	3,019,440
La Plaza Apartments	6.750%	7/1/30	2,390,000	2,423,580
Fort Worth, TX, Housing Finance Corp., GNMA-Collateralized Single-Family Mortgage Revenue, Capital Appreciation, zero coupon bond	0.000%	6/1/21	10,000	4,030
Galveston, TX, Special Contract Revenue, Refunding Bonds, Farmland Industries Inc. Project	5.500%	5/1/15	1,775,000	1,643,526
Garza County, TX, Public Facility Corp., Project Revenue	5.750%	10/1/25	4,235,000	4,340,409
Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project	8.000%	4/1/28	5,000,000	5,004,200	(a)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	31,000,000	28,876,500
Harris County, TX, Health Facilities Development Corp.:
Hospital Revenue, Texas Children’s Hospital Project, Revenue	5.375%	10/1/16	2,410,000	2,441,426	(c)
School Health Care System Revenue	5.750%	7/1/27	2,000,000	2,432,180	(c)
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue:
Deer Park Refining LP Project	5.000%	2/1/23	44,000,000	44,641,080
Deer Park Refining LP Project	4.700%	5/1/18	2,000,000	2,006,600
Houston, TX, Airport Systems Revenue	5.500%	7/1/39	10,000,000	10,447,200
Limestone County, TX, PFC Revenue, County Jail Project	5.750%	11/1/31	8,675,000	8,652,966
Midland County, TX, Hospital District Revenue, Refunding, AMBAC	5.375%	6/1/16	1,000,000	1,001,250
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	7.875%	11/15/26	2,000,000	2,217,280	(b)
North Texas Tollway Authority Revenue	5.750%	1/1/33	54,000,000	55,361,880
North Texas Tollway Authority Revenue	6.250%	1/1/39	8,000,000	8,646,720
Northside Texas, GO, ISD, Unrefunded Balance, PSFG	6.000%	8/15/16	55,000	56,148
Panhandle, TX, Regional Housing Finance Corp., GNMA-Collateralized	6.650%	7/20/42	994,000	1,070,727

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	27

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Paris, TX, Water & Sewer Revenue, NATL/FGIC	5.375%	6/15/20	$1,550,000	$1,572,661
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.500%	8/1/27	6,600,000	6,809,286
Tarrant County, TX, Health Facilities Development Corp., Hospital Revenue	6.700%	11/15/30	2,500,000	2,636,725	(b)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	3,776,911
Texas Private Activity Bond Surface Transportation Corp., Senior Lien	6.875%	12/31/39	18,000,000	18,652,500
Weatherford, TX, ISD, Capital Appreciation, PSFG, Unrefunded Balance, zero coupon bond	0.000%	2/15/21	10,000	4,904
Willacy County, TX, Local Government Corp. Revenue, Refunding Project	6.000%	9/1/10	1,895,000	1,897,160
Total Texas				260,182,494
U.S. Virgin Islands — 0.1%
University of the Virgin Islands:
Refunding & Improvement, Bonds, ACA	6.000%	12/1/24	1,000,000	884,480
Refunding & Improvement, Bonds, ACA	6.250%	12/1/29	2,790,000	2,425,542
Virgin Islands HFA, Single-Family Mortgage Revenue:
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.450%	3/1/16	45,000	45,066	(a)
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	110,000	110,220	(a)
Total U.S. Virgin Islands				3,465,308
Utah — 0.0%
Provo, UT, Electric Revenue	10.125%	4/1/15	605,000	728,184	(c)
Weber County, UT, Hospital Revenue, St. Benedict’s Hospital Project	10.000%	3/1/10	330,000	330,000	(c)
Total Utah				1,058,184
Vermont — 0.4%
Vermont Educational & Health Buildings Agency Revenue:
Norwich University Project	5.500%	9/1/28	2,650,000	3,049,620	(b)
Norwich University Project	5.500%	9/1/33	1,750,000	2,013,900	(b)
Vermont Educational & Health Buildings Financing Agency Revenue, Middlebury College Project	5.000%	11/1/38	12,500,000	13,044,375
Vermont Housing Finance Agency, Single-Family, AGM	5.000%	11/1/34	2,285,000	2,279,242	(a)
Total Vermont				20,387,137
Virginia — 0.2%
Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co.	5.875%	6/1/17	4,000,000	4,140,680
Fairfax County, VA, Redevelopment & Housing Authority, MFH Revenue, Refunding, Paul Spring Retirement Center, FHA	5.900%	6/15/17	175,000	175,350
Pittsylvania County, VA, GO	5.750%	2/1/30	5,000,000	5,527,900
Total Virginia				9,843,930
Washington — 0.3%
Port Longview, WA, Revenue, Refunding Bonds	6.250%	12/1/18	2,865,000	2,866,776	(a)
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	7.000%	7/1/39	8,500,000	9,137,245
Multicare Health Systems, AGC	6.000%	8/15/39	2,500,000	2,659,275
Washington State Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding, FGIC/TCRS	7.125%	7/1/16	250,000	317,273
Total Washington				14,980,569
West Virginia — 0.3%
Fairmont, WV, Water & Sewer Revenue, Refunding Bonds, AMBAC	9.250%	11/1/11	405,000	413,084	(c)
West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., AGM	5.500%	6/1/33	5,000,000	5,086,300

See Notes to Financial Statements.

28	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
West Virginia — continued
West Virginia State Hospital Finance Authority, Hospital Revenue:
United Health Systems	5.500%	6/1/34	$4,030,000	$4,041,203
United Health Systems	5.500%	6/1/39	4,000,000	3,966,160
Total West Virginia				13,506,747
Wisconsin — 1.9%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	3,275,000	3,647,400	(a)
Wisconsin Housing & EDA, Home Ownership Revenue	5.625%	3/1/31	3,680,000	3,753,159	(a)
Wisconsin State General Revenue, Appropriation Revenue	6.000%	5/1/36	52,500,000	57,982,050
Wisconsin State HEFA Revenue:
Agnesian Healthcare Inc.	6.000%	7/1/30	1,000,000	1,005,210
Aurora Health Care Inc.	6.400%	4/15/33	1,750,000	1,785,385
Aurora Health Care Inc.	5.500%	4/15/29	9,000,000	8,925,840
Aurora Health Care Inc.	5.625%	4/15/39	7,800,000	7,705,854
Children’s Hospital	5.375%	8/15/37	2,800,000	2,883,664
Essentia Health, AGM	5.125%	2/15/30	6,475,000	6,422,876
Kenosha Hospital & Medical Center Project	5.700%	5/15/20	1,875,000	1,879,219
Medical College of Wisconsin Inc. Project, NATL	5.400%	12/1/16	1,000,000	1,000,240
Prohealth Care Inc. Obligation Group	6.625%	2/15/39	3,500,000	3,772,685
Total Wisconsin				100,763,582
Wyoming — 0.9%
Campbell County, WY, Solid Waste Facilities Revenue, Basin Electric Power Cooperative	5.750%	7/15/39	11,000,000	11,618,750
Sweetwater County, WY, PCR, Idaho Power Co. Project	5.250%	7/15/26	8,000,000	8,202,400
Wyoming CDA, Housing Revenue	5.500%	12/1/33	12,420,000	12,970,827
Wyoming CDA, Housing Revenue	5.625%	12/1/38	14,000,000	14,573,580
Wyoming Municipal Power Agency, Power Supply	5.000%	1/1/42	1,000,000	981,180
Total Wyoming				48,346,737
Total Investments before Short-Term Investments (Cost — $4,807,912,354)				5,033,143,470
Short-Term Investments — 2.1%
Alabama — 0.1%
Birmingham, AL, Medical Clinic Board, University of Alabama Health Services Foundation, LOC-SunTrust Bank	0.270%	3/3/10	5,000,000	5,000,000	(i)
Alaska — 0.2%
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	0.110%	3/1/10	7,200,000	7,200,000	(i)
California — 0.2%
California State, GO, LOC-Bank of Montreal	0.100%	3/1/10	4,500,000	4,500,000	(i)
California Statewide CDA Revenue, John Muir Health, LOC-Wells Fargo Bank	0.100%	3/1/10	200,000	200,000	(i)
Los Angeles County, CA, MTA, Sales Tax Revenue, SPA-JPMorgan Chase	0.110%	3/1/10	3,900,000	3,900,000	(i)
Orange County, CA, Sanitation Districts, COP, SPA-Dexia Public Finance	0.140%	3/1/10	1,000,000	1,000,000	(i)
Total California				9,600,000
Colorado — 0.0%
Denver, CO, City & County COP, SPA-JPMorgan Chase	0.120%	3/1/10	1,000,000	1,000,000	(i)
Florida — 0.1%
Florida State Municipal Power Agency Revenue, All Requirements Power Supply, LOC-SunTrust Bank	0.200%	3/1/10	800,000	800,000	(i)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	29

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Hillsborough County, FL, School Board COP, Master Lease, NATL, LOC-Wachovia Bank N.A.	0.130%	3/1/10	$165,000	$165,000	(i)
Orange County, FL, EFA Revenue, Rollins College Project, LOC-Bank of America N.A.	0.130%	3/1/10	1,320,000	1,320,000	(i)
Total Florida				2,285,000
Georgia — 0.0%
Athens-Clarke County, GA, Unified Government Development Authority Revenue, University of Georgia Athletic Association Project, LOC-Bank of America N.A.	0.160%	3/1/10	1,000,000	1,000,000	(i)
Illinois — 0.1%
Illinois Development Finance Authority Revenue, Evanston Northwestern Healthcare, SPA-JPMorgan Chase	0.140%	3/1/10	2,600,000	2,600,000	(i)
Indiana — 0.1%
Indiana State Finance Authority Revenue, Lease Appropriation, SPA-JPMorgan Chase	0.150%	3/1/10	3,500,000	3,500,000	(i)
Louisiana — 0.1%
East Baton Rouge Parish, LA, PCR, Exxon Mobil Corp. Project	0.090%	3/1/10	3,200,000	3,200,000	(i)
Maryland — 0.0%
Montgomery County, MD, GO, BAN, Public Improvement, SPA-Dexia Credit Local	0.170%	3/1/10	1,650,000	1,650,000	(i)
Massachusetts — 0.0%
Massachusetts State HEFA Revenue:
Museum of Fine Arts, SPA-Bank of America N.A.	0.140%	3/1/10	200,000	200,000	(i)
Refunding, Wellesley College	0.100%	3/1/10	200,000	200,000	(i)
Tufts University, SPA-Bank of America N.A.	0.090%	3/1/10	700,000	700,000	(i)
Massachusetts State Water Resources Authority, SPA-Dexia Credit Local	0.230%	3/3/10	300,000	300,000	(i)
Total Massachusetts				1,400,000
Missouri — 0.4%
Missouri State HEFA Educational Facilities Revenue:
St. Louis University, LOC-Bank of America N.A.	0.120%	3/1/10	11,500,000	11,500,000	(i)
Washington University, SPA-JPMorgan Chase	0.120%	3/1/10	1,200,000	1,200,000	(i)
Washington University, SPA-JPMorgan Chase	0.120%	3/1/10	7,200,000	7,200,000	(i)
Missouri State HEFA Revenue, St. Louis University, LOC-Wells Fargo Bank N.A.	0.120%	3/1/10	200,000	200,000	(i)
Total Missouri				20,100,000
New Jersey — 0.1%
New Jersey EDA Gas Facilities Revenue, Pivotal Utility Holdings Inc., LOC-Wells Fargo Bank N.A.	0.120%	3/1/10	3,000,000	3,000,000	(i)
New Jersey EDA School Revenue, Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.120%	3/1/10	3,300,000	3,300,000	(i)
Total New Jersey				6,300,000
New York — 0.4%
New York City, NY, GO:
AGM, SPA-State Street Bank & Trust Co.	0.140%	3/1/10	2,520,000	2,520,000	(i)
SPA-Wachovia Bank N.A.	0.120%	3/1/10	9,500,000	9,500,000	(i)
Subordinated, NATL, SPA-Wachovia Bank N.A.	0.120%	3/1/10	1,200,000	1,200,000	(i)
New York City, NY, MFA Water & Sewer System Revenue, SPA-Fortis Bank S.A.	0.120%	3/1/10	8,700,000	8,700,000	(i)
New York City, NY, NATL, SPA-Bank of Nova Scotia	0.120%	3/1/10	500,000	500,000	(i)
Total New York				22,420,000

See Notes to Financial Statements.

30	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — 0.0%
North Carolina Medical Care Community, Health Care Facilities Revenue, Blue Ridge Healthcare Systems Inc., LOC-Wachovia Bank N.A.	0.130%	3/1/10	$1,400,000	$1,400,000	(i)
North Dakota — 0.0%
Grand Forks, ND, Health Care Facilities Revenue, United Hospital Obligation Group, LOC-LaSalle National Bank	0.160%	3/1/10	715,000	715,000	(i)
Puerto Rico — 0.1%
Commonwealth of Puerto Rico, GO:
Refunding, Public Improvements, AGM, LOC-Wachovia Bank N.A.	0.120%	3/1/10	5,100,000	5,100,000	(i)
Refunding, Public Improvements, SPA-Dexia Credit Local	0.120%	3/1/10	1,100,000	1,100,000	(i)
Total Puerto Rico				6,200,000
Virginia — 0.2%
Norfolk, VA, Redevelopment & Housing Authority Revenue, Old Dominion University Real Estate Foundation Project, LOC-Bank of America N.A.	0.160%	3/1/10	955,000	955,000	(i)
Roanoke, VA, IDA, Hospital Revenue, Carilion Health Systems, AGM, SPA-Wachovia Bank N.A.	0.130%	3/1/10	10,850,000	10,850,000	(i)
Virginia Commonwealth University, VA, AMBAC, LOC-Wachovia Bank N.A.	0.030%	3/1/10	185,000	185,000	(i)
Total Virginia				11,990,000
Total Short-Term Investments (Cost — $107,560,000)				107,560,000
Total Investments — 99.7% (Cost — $4,915,472,354#)				5,140,703,470
Other Assets in Excess of Liabilities — 0.3%				16,982,619
Total Net Assets — 100.0%				$5,157,686,089

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Maturity date shown represents the mandatory tender date.

(f)	The coupon payment on these securities is currently in default as of February 28, 2010.

(g)	Security is purchased on a when-issued basis.

(h)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(i)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $4,913,437,163.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	31

Legg Mason Western Asset Managed Municipals Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governor
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Community Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificate of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
ISD	— Independent School District
LIQ	— Liquidity Facility — Insured Bonds
LOC	— Letter of Credit — Insured Bonds
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utilities District
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
PSFG	— Permanent School Fund Guaranty
Q-SBLF	— Qualified School Board Loan Fund
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority
USD	— Unified School District
VHA	— Veterans Health Administration

See Notes to Financial Statements.

32	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

February 28, 2010

Legg Mason Western Asset Managed Municipals Fund

Summary of Investments by Sector*
Health Care	21.2%
Transportation	14.1
Power	8.5
Education	8.2
Special Tax Obligation	8.2
Industrial Revenue	7.4
Housing	6.7
Leasing	5.4
Pre-Refunded/Escrowed to Maturity	5.4
Other	4.5
Water & Sewer	4.4
Solid Waste/Resource Recovery	2.0
Local General Obligation	1.6
State General Obligation	0.3
Short-Term Investments	2.1
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of February 28, 2010 and are subject to change.

Ratings Table† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	14.1%
AA/Aa	28.1
A	44.9
BBB/Baa	5.8
BB/Ba	0.5
B/B	0.2
CCC/Caa	0.1
A-1/VMIG1/F1	2.1
NR	4.2
100.0%

†	As a percentage of total investments.

‡	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 33 and 34 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	33

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

34	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Bond ratings (unaudited) (cont’d)

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

D	—	Bond rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	35

Statement of assets and liabilities

February 28, 2010

Assets:
Investments, at value (Cost — $4,915,472,354)	$5,140,703,470
Cash	57,060
Interest receivable	67,454,785
Receivable for Fund shares sold	25,672,382
Receivable for securities sold	3,151,564
Prepaid expenses	154,439
Total Assets	5,237,193,700

Liabilities:
Payable for securities purchased	56,604,964
Payable for Fund shares repurchased	16,781,023
Distributions payable	2,613,541
Investment management fee payable	1,730,789
Distribution fees payable	908,098
Trustees’ fees payable	94,824
Accrued expenses	774,372
Total Liabilities	79,507,611
Total Net Assets	$5,157,686,089

Net Assets:
Par value (Note 7)	$3,240
Paid-in capital in excess of par value	5,053,109,620
Undistributed net investment income	1,455,915
Accumulated net realized loss on investments and futures contracts	(122,113,802)
Net unrealized appreciation on investments	225,231,116
Total Net Assets	$5,157,686,089

Shares Outstanding:
Class 1	2,150,599
Class A	246,758,976
Class B	6,468,020
Class C	48,781,814
Class I	19,803,537

Net Asset Value:
Class 1 (and redemption price)	$15.87
Class A (and redemption price)	$15.92
Class B*	$15.93
Class C*	$15.93
Class I (and redemption price)	$15.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$16.63

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 4.50% and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Statement of operations

For the Year Ended February 28, 2010

Investment Income:
Interest	$249,952,388

Expenses:
Investment management fee (Note 2)	20,440,536
Distribution fees (Notes 2 and 5)	10,358,235
Transfer agent fees (Note 5)	1,396,966
Registration fees	161,452
Legal fees	160,041
Shareholder reports (Note 5)	159,694
Insurance	84,759
Audit and tax	83,792
Trustees’ fees	73,020
Custody fees	21,320
Miscellaneous expenses	23,406
Total Expenses	32,963,221
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(48,005)
Net Expenses	32,915,216
Net Investment Income	217,037,172

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	37,786,346
Futures contracts	38,479,553
Net Realized Gain	76,265,899
Change in Net Unrealized Appreciation/Depreciation From:
Investments	392,514,972
Futures contracts	(24,764,037)
Change in Net Unrealized Appreciation/Depreciation	367,750,935
Net Gain on Investments and Futures Contracts	444,016,834
Increase in Net Assets from Operations	$661,054,006

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	37

Statements of changes in net assets

For the Years Ended February 28,	2010	2009

Operations:
Net investment income	$217,037,172	$173,953,171
Net realized gain (loss)	76,265,899	(15,793,664)
Change in net unrealized appreciation/depreciation	367,750,935	(176,764,407)
Increase (Decrease) in Net Assets From Operations	661,054,006	(18,604,900)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(218,007,216)	(173,101,215)
Decrease in Net Assets From Distributions to Shareholders	(218,007,216)	(173,101,215)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,524,025,607	1,644,469,791
Reinvestment of distributions	181,094,548	125,665,554
Cost of shares repurchased	(906,919,050)	(780,545,929)
Increase in Net Assets From Fund Share Transactions	798,201,105	989,589,416
Increase in Net Assets	1,241,247,895	797,883,301

Net Assets:
Beginning of year	3,916,438,194	3,118,554,893
End of year*	$5,157,686,089	$3,916,438,194
* Includes undistributed net investment income of:	$1,455,915	$2,379,359

See Notes to Financial Statements.

38	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2010	2009	2008[2]	2007[3]		2006[3]

Net asset value, beginning of year	$14.34	$15.03	$15.62	$15.34		$15.52

Income (loss) from operations:
Net investment income	0.77	0.75	0.72	0.69		0.67
Net realized and unrealized gain (loss)	1.53	(0.70)	(0.59)	0.28		(0.19)
Total income from operations	2.30	0.05	0.13	0.97		0.48

Less distributions from:
Net investment income	(0.77)	(0.74)	(0.72)	(0.69)		(0.66)
Total distributions	(0.77)	(0.74)	(0.72)	(0.69)		(0.66)

Net asset value, end of year	$15.87	$14.34	$15.03	$15.62		$15.34
Total return[4]	16.34%	0.35%	0.77%	6.46%		3.17%

Net assets, end of year (millions)	$34	$33	$39	$44		$47

Ratios to average net assets:
Gross expenses	0.64%	0.65%	0.69%	0.69%[5]		0.74%
Gross expenses, excluding interest expense	0.64	0.65	0.69	0.69	[5]	0.74
Net expenses	0.49 [6,7]	0.51 [6,7]	0.56 [6,7,8]	0.68	[5,6]	0.74 [6]
Net expenses, excluding interest expense	0.49 [6,7]	0.51 [6,7]	0.55 [6,7,8]	0.68	[5,6]	0.74 [6]
Net investment income	5.01	5.04	4.63	4.47		4.37

Portfolio turnover rate	40%	75%	32%	24%		4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation, effective July 27, 2007 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	39

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2010	2009	2008[2]	2007[3]		2006[3]

Net asset value, beginning of year	$14.39	$15.07	$15.67	$15.39		$15.57

Income (loss) from operations:
Net investment income	0.75	0.73	0.70	0.69		0.68
Net realized and unrealized gain (loss)	1.53	(0.69)	(0.60)	0.28		(0.19)
Total income from operations	2.28	0.04	0.10	0.97		0.49

Less distributions from:
Net investment income	(0.75)	(0.72)	(0.70)	(0.69)		(0.67)
Total distributions	(0.75)	(0.72)	(0.70)	(0.69)		(0.67)

Net asset value, end of year	$15.92	$14.39	$15.07	$15.67		$15.39
Total return[4]	16.13%	0.28%	0.60%	6.43%		3.22%

Net assets, end of year (millions)	$3,928	$3,129	$2,635	$2,607		$1,904

Ratios to average net assets:
Gross expenses	0.64%	0.66%	0.69%	0.71%[5]		0.71%
Gross expenses, excluding interest expense	0.64	0.66	0.68	0.71	[5]	0.71
Net expenses	0.64	0.66 [6,7]	0.67 [6,7,8]	0.70	[5,6,7]	0.71 [6]
Net expenses, excluding interest expense	0.64	0.66 [6,7]	0.66 [6,7,8]	0.70	[5,6,7]	0.71 [6]
Net investment income	4.86	4.91	4.51	4.45		4.40

Portfolio turnover rate	40%	75%	32%	24%		4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.69%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

40	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2010	2009	2008[2]	2007[3]		2006[3]

Net asset value, beginning of year	$14.40	$15.09	$15.69	$15.41		$15.58

Income (loss) from operations:
Net investment income	0.66	0.65	0.62	0.61		0.60
Net realized and unrealized gain (loss)	1.53	(0.69)	(0.60)	0.28		(0.18)
Total income (loss) from operations	2.19	(0.04)	0.02	0.89		0.42

Less distributions from:
Net investment income	(0.66)	(0.65)	(0.62)	(0.61)		(0.59)
Total distributions	(0.66)	(0.65)	(0.62)	(0.61)		(0.59)

Net asset value, end of year	$15.93	$14.40	$15.09	$15.69		$15.41
Total return[4]	15.47%	(0.32)%	0.09%	5.88%		2.74%

Net assets, end of year (millions)	$103	$121	$153	$206		$234

Ratios to average net assets:
Gross expenses	1.22%	1.21%	1.23%	1.23%[5]		1.23%
Gross expenses, excluding interest expense	1.22	1.21	1.23	1.23	[5]	1.23
Net expenses	1.22	1.20 [6,7]	1.18 [6,7,8]	1.21	[5,6,7]	1.23 [6]
Net expenses, excluding interest expense	1.22	1.20 [6,7]	1.18 [6,7,8]	1.21	[5,6,7]	1.23 [6]
Net investment income	4.30	4.35	4.00	3.93		3.87

Portfolio turnover rate	40%	75%	32%	24%		4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 1.20%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2010	2009	2008[2]	2007[3]		2006[3]

Net asset value, beginning of year	$14.40	$15.08	$15.68	$15.40		$15.57

Income (loss) from operations:
Net investment income	0.66	0.64	0.61	0.61		0.59
Net realized and unrealized gain (loss)	1.53	(0.68)	(0.60)	0.28		(0.18)
Total income (loss) from operations	2.19	(0.04)	0.01	0.89		0.41

Less distributions from:
Net investment income	(0.66)	(0.64)	(0.61)	(0.61)		(0.58)
Total distributions	(0.66)	(0.64)	(0.61)	(0.61)		(0.58)

Net asset value, end of year	$15.93	$14.40	$15.08	$15.68		$15.40
Total return[4]	15.49%	(0.27)%	0.04%	5.87%		2.72%

Net assets, end of year (millions)	$777	$466	$251	$241		$164

Ratios to average net assets:
Gross expenses	1.20%	1.21%	1.23%	1.24%[5]		1.26%
Gross expenses, excluding interest expense	1.20	1.21	1.23	1.24	[5]	1.26
Net expenses	1.20	1.21	1.23 [6,7]	1.23	[5,6]	1.26 [6]
Net expenses, excluding interest expense	1.20	1.21	1.23 [6,7]	1.23	[5,6]	1.26 [6]
Net investment income	4.28	4.38	3.95	3.92		3.85

Portfolio turnover rate	40%	75%	32%	24%		4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.22%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

42	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]	2007[3]		2006[3]

Net asset value, beginning of year	$14.41	$15.09	$15.69	$15.41		$15.59

Income (loss) from operations:
Net investment income	0.77	0.75	0.72	0.71		0.71
Net realized and unrealized gain (loss)	1.53	(0.68)	(0.59)	0.29		(0.19)
Total income from operations	2.30	0.07	0.13	1.00		0.52

Less distributions from:
Net investment income	(0.77)	(0.75)	(0.73)	(0.72)		(0.70)
Total distributions	(0.77)	(0.75)	(0.73)	(0.72)		(0.70)

Net asset value, end of year	$15.94	$14.41	$15.09	$15.69		$15.41
Total return[4]	16.30%	0.46%	0.78%	6.61%		3.40%

Net assets, end of year (millions)	$316	$167	$41	$25		$95

Ratios to average net assets:
Gross expenses	0.49%	0.49%	0.51%	0.53%[5]		0.55%
Gross expenses, excluding interest expense	0.49	0.49	0.51	0.53	[5]	0.55
Net expenses	0.49 [6]	0.49 [7,8]	0.50 [7,8,9]	0.52	[5,7]	0.54 [7]
Net expenses, excluding interest expense	0.49 [6]	0.49 [7,8]	0.50 [7,8,9]	0.52	[5,7]	0.54 [7]
Net investment income	4.99	5.13	4.66	4.56		4.62

Portfolio turnover rate	40%	75%	32%	24%		4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.51%.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective March 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	43

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Managed Municipals Fund (formerly known as Legg Mason Partners Managed Municipals Fund) (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$5,033,143,470	—	$5,033,143,470
Short-term investments†	—	107,560,000	—	107,560,000
Total investments	—	$5,140,703,470	—	$5,140,703,470

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

44	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issue basis. The Fund may trade securities on a when-issue basis. In a when-issue transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$46,600	$(46,600)

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	45

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitations effective July 27, 2007 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%, and effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended February 28, 2010, LMPFA reimbursed expenses to the Fund amounting to $48,005.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2010, LMIS and its affiliates received sales charges of approximately $784,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$111,000	$110,000	$169,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of February 28, 2010, the Fund had $31,703 deferred compensation payable.

46	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,775,429,875
Sales	1,731,274,300

At February 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$264,763,053
Gross unrealized depreciation	(37,496,746)
Net unrealized appreciation	$227,266,307

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures contracts	$38,479,553	—	$38,479,553

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures contracts	$(24,764,037)	—	$(24,764,037)

At February 28, 2010, the Fund did not have any derivative instruments outstanding. During the year ended February 28, 2010, the Fund had an average market value of $191,676,353 in futures contracts (to sell).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	47

For the year ended February 28, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class 1	—	$55,781	$1,960
Class A	$5,316,750	973,871	39,088
Class B	743,453	109,063	5,283
Class C	4,298,032	204,044	5,784
Class I	—	54,207	728
Total	$10,358,235	$1,396,966	$52,843

*	For the period March 1, 2009 through September 9, 2009. Subsequent to September 9, 2009, these expenses were accrued as common Fund expenses.

For the year ended February 28, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$48,005
Class A	—
Class B	—
Class C	—
Class I	—
Total	$48,005

6. Distributions to shareholders by class

	Year Ended February 28, 2010	Year Ended February 28, 2009
Net Investment Income:
Class 1	$1,710,055	$1,811,198
Class A	172,824,124	144,514,452
Class B	4,930,648	6,042,861
Class C	26,455,905	15,822,550
Class I	12,086,484	4,910,154
Total	$218,007,216	$173,101,215

7. Shares of beneficial interest

At February 28, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class 1
Shares issued on reinvestment	111,556	$1,711,344	122,855	$1,810,556
Shares repurchased	(280,754)	(4,289,967)	(377,107)	(5,590,602)
Net decrease	(169,198)	$(2,578,623)	(254,252)	$(3,780,046)

Class A
Shares sold	65,278,715	$1,005,778,484	79,504,003	$1,178,786,507
Shares issued on reinvestment	9,399,965	144,926,969	7,209,066	105,030,078
Shares repurchased	(45,396,243)	(700,003,910)	(44,041,452)	(630,727,253)
Net increase	29,282,437	$450,701,543	42,671,617	$653,089,332

48	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class B
Shares sold	1,221,200	$18,763,335	1,528,964	$22,752,497
Shares issued on reinvestment	281,946	4,336,996	301,101	4,405,891
Shares repurchased	(3,478,623)	(53,406,574)	(3,529,359)	(51,977,113)
Net decrease	(1,975,477)	$(30,306,243)	(1,699,294)	$(24,818,725)

Class C
Shares sold	21,732,574	$335,966,890	19,466,594	$288,747,224
Shares issued on reinvestment	1,244,143	19,239,919	734,848	10,683,085
Shares repurchased	(6,570,169)	(101,877,628)	(4,470,610)	(64,057,279)
Net increase	16,406,548	$253,329,181	15,730,832	$235,373,030

Class I
Shares sold	10,618,848	$163,516,898	10,540,602	$154,183,563
Shares issued on reinvestment	702,083	10,879,320	260,683	3,735,944
Shares repurchased	(3,073,084)	(47,340,971)	(1,956,373)	(28,193,682)
Net increase	8,247,847	$127,055,247	8,844,912	$129,725,825

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class 1	Class A	Class B	Class C	Class I
Daily 3/31/2010	$0.065762	$0.063925	$0.056019	$0.056454	$0.066205

The tax character of distributions paid during the fiscal years ended February 28, were as follows:

	2010	2009

Distributions Paid From:
Tax-exempt income	$218,007,216	$172,573,103
Ordinary income	—	528,112
Total distributions paid	$218,007,216	$173,101,215

As of February 28, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$374,855
Undistributed ordinary income — net	1,267,131
Total undistributed earnings	$1,641,986
Capital loss carryforward*	(124,148,993)
Other book/tax temporary differences(a)	(186,071)
Unrealized appreciation/(depreciation)(b)	227,266,307
Total accumulated earnings/(losses) — net	$104,573,229

*	As of February 28, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/29/2012	$(95,468)
2/28/2013	(64,428,400)
2/28/2014	(33,168,998)
2/28/2018	(26,456,127)
$(124,148,993)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	49

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”),

50	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report	51

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (known as Western Asset New York Tax Free Money Market Fund effective May 31, 2010, prior to May 31, 2010, the fund is known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

52	Legg Mason Western Asset Managed Municipals Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Managed Municipals Fund (formerly Legg Mason Partners Managed Municipals Fund), a series of Legg Mason Partners Income Trust, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Managed Municipals Fund as of February 28, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 19, 2010

Legg Mason Western Asset Managed Municipals Fund	53

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management before the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

54	Legg Mason Western Asset Managed Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Legg Mason Western Asset Managed Municipals Fund	55

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as general municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

56	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Managed Municipals Fund (formerly known as Legg Mason Partners Managed Municipals Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees

Elliott J. Berv

Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Jane F. Dasher

Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Managed Municipals Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Rainer Greeven

Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm)
(since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Diana R. Harrington

Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

58	Legg Mason Western Asset Managed Municipals Fund

Independent Trustees cont’d

Susan M. Heilbron

Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

Susan B. Kerley

Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

Alan G. Merten

Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit

Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Managed Municipals Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

R. Jay Gerken, CFA[3]

Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	134
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
Officers

Frances M. Guggino Legg Mason 55 Water Street New York, NY 10041

Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

John Chiota Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

60	Legg Mason Western Asset Managed Municipals Fund

Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

Thomas C. Mandia Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

David Castano Legg Mason 55 Water Street New York, NY 10041

Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

Matthew Plastina Legg Mason 55 Water Street New York, NY 10041

Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Managed Municipals Fund	61

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended February 28, 2010 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Legg Mason Western Asset

Managed Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

Legg Mason Western Asset Managed Municipals Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/10 SR10-1070

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2009 and February 28, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,000 in 2009 and $199,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,200 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $xxx in 2010.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: April 27, 2010

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of Legg Mason Partners Income Trust

Date: April 27, 2010